UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2012

Date of reporting period:	June 1, 2011 — May 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund*

Annual report
5 | 31 | 12

*Prior to September 30, 2011, the fund was known as Putnam Asset Allocation: Equity Portfolio.

A world of investing.℠
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 12

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Financial statements	13

Federal tax information	56

About the Trustees	57

Officers	59

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Jeff, in the fund’s semiannual update you said you were adding emphasis on U.S. equities. How did this strategy fare?

We saw an opportunity in U.S. stocks during the months of December and January, and moved to overweight positions in both large caps and small caps, and in both growth-and value-style stocks. Our decision was based on the relative resilience of the U.S. economic recovery. Although the debt ceiling negotiations during the summer of 2011 had a depressing effect on stock prices, the economic fundamentals remained relatively healthy, in our view. Our research suggested U.S. companies would deliver an attractive level of earnings and profits, and this proved to be true for the period.

Also, the U.S. market appeared much more attractive to us than other regions of the world. Europe’s debt problems and the austerity measures that had been introduced in many economies were slowing growth, and even pushing some of the smaller economies into recession. At the same time, a slowdown in China’s economic growth was just one sign of risk in emerging markets. Other large markets such as India and Brazil also slowed.

Our decision to emphasize U.S. stocks has helped portfolio performance. During the second half of the fiscal period, the S&P 500 Index rose 6.23%, while the MSCI EAFE Index of international stocks declined 4.70%. Emerging markets also lagged the United States, with the MSCI Emerging Markets Index (ND) down 1.14%.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/12. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on page 11.

What is your view of the crisis in Europe, as problems mount in Greece, Spain, and Italy?

It’s a serious situation. Even though the issues began to surface over two years ago, policy interventions so far have addressed symptoms rather than the disease. For example, after much reluctance, the European Central Bank instituted Long-Term Refinancing Operations during the past winter. This relieved short-term funding pressure on European banks by providing over $1 trillion in liquidity, giving banks access to three-year loans to replace overnight lending. This helped lift markets from January until March, but its effects faded because it did not resolve structural imbalances that created the short-term funding pressure.

Thus far, policy interventions have stimulated short-term relief rallies, but have not cleared the road for sustained growth. Behind the scenes, of course, European political leaders are negotiating structural reforms. We believe that it may take even worse market conditions to push leaders toward a real solution.

What impact did currencies have on performance?

As a global fund, we have a variety of currency exposures in the portfolio. The currency exposures are achieved both by owning international securities and by active strategies using forward currency contracts, a type of derivative. We establish currency exposures and hedge foreign exchange risk that we consider unattractive.

For the period as a whole, the U.S. dollar was relatively strong, and exposures to international currencies generally did not add to performance. In addition, some of our active currency strategies detracted from portfolio results. We had a short position on the euro amid Europe’s difficulties. However, despite Europe’s travails, the single currency remained relatively strong against the dollar at the time we had this position, and weakened much later in the period, when we did not have the same exposure. Also, our positioning in the Australian dollar hindered performance. It has been one of the world’s

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/12. Short-term holdings are excluded. Holdings will vary over time.

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strongest currencies in recent years, and we expected some weakness. However, the Australian dollar remained relatively strong.

What other factors influenced your results in the period?

Aside from the regional weightings I described, our stock selection choices played a role. The results were mixed across regions. In the United States and developed international markets, stock selection added to performance. Our U.S. holdings, on average, outperformed the broader U.S. market. Our advantage was particularly helpful in developed international markets, which generally posted negative results in the period.

How did derivatives play a role in your strategies?

We used futures contracts to manage exposure to market risk and to gain equity exposure with our cash holdings. With total return swaps, we managed specific sector, industry, and market exposures, and hedged the risks involved with these exposures.

What is your outlook for markets and the fund in the coming months?

We have a somewhat pessimistic outlook for markets in the second half of calendar year 2012, and we have reduced some of the portfolio’s risk exposures accordingly. We changed our stance because of the situation in Europe and because of signs that we believe indicate a lower trajectory of economic growth in the United States and the global economy. In Europe, the urgency of structural reforms has increased. Spain and Italy face unsustainable borrowing costs, and Greece’s new government wants to pursue relaxing the constraints on its budget.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

5

Recent U.S. economic data, especially a lower level of job creation and lower consumer confidence, suggest that the expansion may have shifted to a lower trajectory. While we do not anticipate a recession, it is also difficult to anticipate much of a rebound in the economy. The fiscal policy outlook is negative unless Congress acts before 2013. Taxes are currently slated to increase and government spending to decrease. Although a last-minute solution remains possible, the uncertainty that is likely over the next several months could cause businesses to delay hiring and investment decisions.

In response to these conditions, we believe a lower risk profile is warranted. We have maintained the underweights to stocks in Europe and in emerging markets that we established during the past fiscal year. We continue to believe U.S. stocks offer more attractive potential on a relative basis, and within this position our emphasis remains on less volatile, low-beta large caps.

Jeff, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. At the time, the U.S. government had instituted price controls, and interest rates were kept artificially low to foster financial stability. In several developed economies around the globe, 10-year government bond yields are well below those in the United States.

6

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/12

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	64.36%	54.91%	64.34%
Annual average	15.95	13.92	15.95

3 years	38.70	30.76	38.68
Annual average	11.52	9.35	11.52

1 year	–7.40	–12.73	–7.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A 1% short-term trading fee may apply to shares exchanged or sold within 7 days of purchase.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 5/31/12

		Putnam Equity	Lipper Multi-Cap Growth
	Russell 3000 Index	Blended Index	Funds category average*

Life of fund	73.93%	67.55%	79.19%
Annual average	17.92	16.62	18.81

3 years	53.58	43.04	52.65
Annual average	15.38	12.67	14.99

1 year	–1.87	–6.75	–5.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 5/31/12, there were 500, 415, and 409 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $16,434.

Fund price and distribution information For the 12-month period ended 5/31/12

Distributions	Class A		Class Y

Number	1		1

Income	—		—

Capital gains — Long-term	$0.636		$0.636

Capital gains — Short-term	0.543		0.543

Total	$1.179		$1.179

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/11	$12.28	13.03	$12.28

5/31/12	10.11	10.73	10.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	70.86%	61.04%	70.84%
Annual average	16.86	14.86	16.86

3 years	44.67	36.36	44.54
Annual average	13.10	10.89	13.07

1 year	–2.06	–7.72	–2.07

8

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/11*	1.33%	1.08%

Total annual operating expenses for the fiscal year ended 5/31/11	1.82%	1.57%

Annualized expense ratio for the six-month period ended 5/31/12†	1.07%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.46	$5.46

Ending value (after expenses)	$1,041.30	$1,041.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.40	$5.40

Ending value (after expenses)	$1,019.65	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from Europe, Australasia, and the Far East.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index  (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

11

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “fund”) (formerly Putnam Asset Allocation: Equity Portfolio) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 17, 2012

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The fund’s portfolio 5/31/12

COMMON STOCKS (93.1%)*	Shares	Value

Advertising and marketing services (—%)
Constant Contact, Inc. †	133	$2,693

Nu Skin Enterprises, Inc. Class A	75	3,216

ValueClick, Inc. †	87	1,526

		7,435
Aerospace and defense (1.2%)
European Aeronautic Defense and Space Co. NV (France)	703	23,667

Exelis, Inc.	1,426	14,260

Lockheed Martin Corp.	1,239	102,588

Raytheon Co.	1,748	87,959

Smith & Wesson Holding Corp. †	548	3,694

		232,168
Agriculture (0.2%)
Andersons, Inc. (The)	16	697

Archer Daniels-Midland Co.	88	2,805

Black Earth Farming, Ltd. SDR (Sweden) †	158	200

Cresud S.A.C.I.F. y A. ADR (Argentina)	64	454

First Resources, Ltd. (Singapore)	5,000	6,461

Golden Agri-Resources, Ltd. (Singapore)	16,000	8,071

GrainCorp, Ltd. (Australia)	187	1,710

KWS Saat AG (Germany)	3	725

PT Astra Agro Lestari Tbk (Indonesia)	500	1,088

SLC Agricola SA (Brazil)	71	684

Vilmorin & Cie (France)	7	687

Viterra, Inc. (Canada)	156	2,417

Wilmar International, Ltd. (Singapore)	1,000	2,840

		28,839
Airlines (0.4%)
Alaska Air Group, Inc. †	110	3,773

Delta Air Lines, Inc. †	4,951	59,906

International Consolidated Airlines Group SA (United Kingdom) †	2,582	5,690

Korean Air Lines Co., Ltd. (South Korea) †	212	8,119

US Airways Group, Inc. †	391	5,169

		82,657
Automotive (1.3%)
Brilliance China Automotive Holdings, Inc. (China) †	8,000	7,844

Daimler AG (Registered Shares) (Germany)	303	14,061

Dana Holding Corp.	286	3,810

General Motors Co. †	2,995	66,488

Hino Motors, Ltd. (Japan)	3,000	19,946

Isuzu Motors, Ltd. (Japan)	5,000	26,736

Kia Motors Corp. (South Korea)	277	18,823

Lear Corp.	564	22,475

Localiza Rent a Car SA (Brazil)	835	13,248

Navistar International Corp. †	503	14,054

Suzuki Motor Corp. (Japan)	900	18,744

Volkswagen AG (Preference) (Germany)	114	18,237

		244,466

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COMMON STOCKS (93.1%)* cont.	Shares	Value

Banking (5.9%)
Agricultural Bank of China, Ltd. (China)	36,000	$14,564

Australia & New Zealand Banking Group, Ltd. (Australia)	1,430	29,113

Banco Santander Central Hispano SA (Spain)	1,723	9,164

Bank Mandiri (Persero) Tbk PT (Indonesia)	18,500	13,580

Bank of America Corp.	1,361	10,003

Bank of the Ozarks, Inc.	115	3,340

Barclays PLC (United Kingdom)	8,525	23,438

BNP Paribas SA (France) †	545	17,384

Cardinal Financial Corp.	288	3,283

China Construction Bank Corp. (China)	48,000	33,271

Citigroup, Inc.	748	19,829

Citizens & Northern Corp.	182	3,176

City National Corp.	143	7,104

Commonwealth Bank of Australia (Australia)	646	31,086

DBS Group Holdings, Ltd. (Singapore)	1,000	10,259

East West Bancorp, Inc.	502	11,240

Financial Institutions, Inc.	184	3,007

First Financial Bancorp	155	2,381

FirstRand, Ltd. (South Africa)	2,614	7,959

Flushing Financial Corp.	314	4,051

Hachijuni Bank, Ltd. (The) (Japan)	2,000	9,571

Hanmi Financial Corp. †	387	3,634

Heartland Financial USA, Inc.	125	2,375

Home Bancshares, Inc.	140	3,938

HSBC Holdings PLC (London Exchange) (United Kingdom)	5,231	41,315

ICICI Bank, Ltd. (India)	330	4,603

Industrial and Commercial Bank of China, Ltd. (China)	46,000	27,974

Itau Unibanco Holding SA ADR (Preference) (Brazil)	753	10,896

JPMorgan Chase & Co.	7,277	241,232

Kasikornbank PCL NVDR (Thailand)	3,100	15,103

Lloyds Banking Group PLC (United Kingdom) †	24,149	9,529

MainSource Financial Group, Inc.	281	3,108

Mitsubishi UFJ Financial Group, Inc. (Japan)	3,500	15,186

National Australia Bank, Ltd. (Australia)	536	11,737

Northern Trust Corp.	1,568	67,706

Peoples Bancorp, Inc.	180	3,379

PNC Financial Services Group, Inc.	1,150	70,633

Popular, Inc. (Puerto Rico) †	153	2,336

Republic Bancorp, Inc. Class A	68	1,435

Resona Holdings, Inc. (Japan)	2,200	8,282

Sberbank of Russia ADR (Russia) †	1,922	19,118

Southside Bancshares, Inc.	231	4,846

Standard Chartered PLC (United Kingdom)	421	8,538

Svenska Handelsbanken AB Class A (Sweden)	532	14,946

Swedbank AB Class A (Sweden)	1,067	15,278

Virginia Commerce Bancorp, Inc. †	460	3,795

16

COMMON STOCKS (93.1%)* cont.	Shares	Value

Banking cont.
Walker & Dunlop, Inc. †	151	$1,771

Washington Banking Co.	227	3,080

Wells Fargo & Co.	6,562	210,311

Westpac Banking Corp. (Australia)	658	13,005

		1,105,892
Beverage (1.4%)
Anheuser-Busch InBev NV (Belgium)	211	14,282

Coca-Cola Co. (The)	914	68,303

Diageo PLC (United Kingdom)	642	15,305

Dr. Pepper Snapple Group, Inc.	1,460	60,240

Grupo Modelo SA de CV Ser. C (Mexico)	1,621	11,268

Heineken Holding NV (Netherlands)	314	12,725

Molson Coors Brewing Co. Class B	1,060	40,757

PepsiCo, Inc.	454	30,804

SABMiller PLC (United Kingdom)	249	9,221

		262,905
Biotechnology (1.1%)
Affymax, Inc. †	264	3,733

Amarin Corp. PLC ADR (Ireland) †	95	1,126

Amgen, Inc.	417	28,990

AVEO Pharmaceuticals, Inc. †	126	1,604

Celgene Corp. †	444	30,303

Cubist Pharmaceuticals, Inc. †	131	5,256

Gilead Sciences, Inc. †	1,550	77,423

Medicines Co. (The) †	565	12,419

Onyx Pharmaceuticals, Inc. †	58	2,655

PDL BioPharma, Inc.	706	4,582

RTI Biologics, Inc. †	665	2,387

Spectrum Pharmaceuticals, Inc. †	514	5,957

United Therapeutics Corp. †	643	28,446

		204,881
Broadcasting (0.5%)
Belo Corp. Class A	1,329	7,682

CBS Corp. Class B	2,657	84,811

Sinclair Broadcast Group, Inc. Class A	682	5,551

		98,044
Cable television (1.4%)
Comcast Corp. Class A	7,350	212,488

HSN, Inc.	142	5,524

IAC/InterActiveCorp.	782	35,127

Kabel Deutschland Holding AG (Germany) †	194	11,014

		264,153
Capital goods (—%)
Great Lakes Dredge & Dock Corp. †	1,196	7,774

		7,774
Chemicals (3.4%)
Agrium, Inc. (Canada)	32	2,500

Albemarle Corp.	491	29,804

American Vanguard Corp.	212	5,713

Arkema (France)	22	1,445

17

COMMON STOCKS (93.1%)* cont.	Shares	Value

Chemicals cont.
BASF SE (Germany)	439	$30,664

Cambrex Corp. †	455	3,271

CF Industries Holdings, Inc.	321	54,878

Cytec Industries, Inc.	302	18,259

Formosa Chemicals & Fibre Corp. (Taiwan)	2,000	5,293

Givaudan SA (Switzerland)	8	7,444

Incitec Pivot, Ltd. (Australia)	537	1,486

Innophos Holdings, Inc.	179	9,036

Innospec, Inc. †	159	4,202

Intrepid Potash, Inc. †	46	903

K&S AG (Germany)	94	3,757

Koninklijke DSM NV (Netherlands)	312	14,907

Koppers Holdings, Inc.	147	5,161

Landec Corp. †	498	3,640

Linde AG (Germany)	120	18,441

LyondellBasell Industries NV Class A (Netherlands)	1,421	56,073

Minerals Technologies, Inc.	28	1,772

Monsanto Co.	2,023	156,175

Mosaic Co. (The)	34	1,621

NewMarket Corp.	15	3,132

Nitto Denko Corp. (Japan)	800	32,466

Nufarm, Ltd. (Australia)	268	1,292

PolyOne Corp.	436	5,768

Potash Corp. of Saskatchewan, Inc. (Canada)	95	3,755

PPG Industries, Inc.	707	73,132

Sociedad Quimica y Minera de Chile SA ADR (Chile)	55	2,858

Syngenta AG (Switzerland)	85	27,392

TPC Group, Inc. †	96	3,033

Tronox, Inc. †	24	3,888

Valspar Corp.	534	25,744

W.R. Grace & Co. †	230	12,075

Westlake Chemical Corp.	157	8,555

Yara International ASA (Norway)	51	1,933

		641,468
Coal (0.2%)
Alpha Natural Resources, Inc. †	279	2,924

Cloud Peak Energy, Inc. †	169	2,616

Peabody Energy Corp.	1,154	26,957

PT Adaro Energy Tbk (Indonesia)	64,500	10,087

		42,584
Commercial and consumer services (1.6%)
Alliance Data Systems Corp. †	400	50,400

Alliance Global Group, Inc. (Philippines)	23,900	6,845

Bunzl PLC (United Kingdom)	869	13,708

Compass Group PLC (United Kingdom)	859	8,425

Daum Communications Corp. (South Korea)	80	6,853

Deluxe Corp.	240	5,549

18

COMMON STOCKS (93.1%)* cont.	Shares	Value

Commercial and consumer services cont.
Dun & Bradstreet Corp. (The)	332	$22,433

Expedia, Inc.	578	26,524

Global Cash Access Holdings, Inc. †	1,012	7,135

Global Payments, Inc.	736	31,265

Randstad Holding NV (Netherlands)	125	3,412

Standard Parking Corp. †	167	3,175

Swire Pacific, Ltd. Class A (Hong Kong)	3,000	32,352

TNS, Inc. †	454	8,118

Towers Watson & Co. Class A	386	23,260

URS Corp.	534	19,315

VistaPrint NV †	708	23,987

		292,756
Communications equipment (0.7%)
Cisco Systems, Inc.	8,063	131,669

Plantronics, Inc.	102	3,069

Wistron NeWeb Corp. (Taiwan)	2,149	3,881

		138,619
Components (—%)
Coherent, Inc. †	57	2,516

		2,516
Computers (4.6%)
Acme Packet, Inc. †	117	2,677

Actuate Corp. †	1,498	10,007

Anixter International, Inc.	55	3,163

Apple, Inc. †	1,171	676,521

Aspen Technology, Inc. †	163	3,602

Brocade Communications Systems, Inc. †	3,499	16,270

Dell, Inc. †	4,291	52,908

Fujitsu, Ltd. (Japan)	7,000	30,641

InnerWorkings, Inc. †	235	2,771

Ixia †	185	1,957

Monotype Imaging Holdings, Inc. †	172	2,356

MTS Systems Corp.	85	3,286

Netscout Systems, Inc. †	277	5,554

Polycom, Inc. †	1,043	11,932

Procera Networks, Inc. †	110	2,299

RealPage, Inc. †	134	2,392

Silicon Graphics International Corp. †	344	2,026

SolarWinds, Inc. †	62	2,843

Synchronoss Technologies, Inc. †	69	1,236

Western Digital Corp. †	917	28,785

Xyratex, Ltd. (United Kingdom)	213	2,437

		865,663
Conglomerates (2.3%)
AMETEK, Inc.	946	47,972

Danaher Corp.	2,467	128,210

General Electric Co.	6,665	127,234

Marubeni Corp. (Japan)	1,000	6,406

19

COMMON STOCKS (93.1%)* cont.	Shares	Value

Conglomerates cont.
Siemens AG (Germany)	151	$12,442

Tyco International, Ltd.	2,178	115,782

		438,046
Construction (0.6%)
Asia Cement Corp. (Taiwan)	8,000	9,555

Chicago Bridge & Iron Co., NV (Netherlands)	663	23,828

China National Building Material Co., Ltd. (China)	8,000	9,709

China National Materials Co., Ltd. (China)	25,000	7,988

China Shanshui Cement Group, Ltd. (China)	12,000	9,570

Empresas ICA SAB de CV (Mexico) †	7,133	10,677

Fortune Brands Home & Security, Inc. †	1,125	25,448

Multiplan Empreendimentos Imobilliarios SA (Brazil)	339	8,051

Siam Cement PCL NVDR (Thailand)	1,200	12,900

		117,726
Consumer (0.1%)
Christian Dior SA (France)	53	6,956

Helen of Troy, Ltd. (Bermuda) †	87	2,739

		9,695
Consumer finance (0.3%)
African Bank Investments, Ltd. (South Africa)	3,813	16,356

Cardtronics, Inc. †	170	4,763

Housing Development Finance Corp. (India)	566	6,598

LIC Housing Finance, Ltd. (India)	1,553	6,555

Nelnet, Inc. Class A	175	4,085

Ocwen Financial Corp. †	513	8,223

Portfolio Recovery Associates, Inc. †	36	2,488

		49,068
Consumer goods (0.8%)
Church & Dwight Co., Inc.	291	15,493

Kao Corp. (Japan)	700	18,107

Prestige Brands Holdings, Inc. †	203	2,787

Procter & Gamble Co. (The)	1,661	103,464

		139,851
Consumer services (0.2%)
Avis Budget Group, Inc. †	733	10,885

Corrections Corporation of America †	772	20,126

Dollar Thrifty Automotive Group †	38	3,100

		34,111
Distribution (0.2%)
Beacon Roofing Supply, Inc. †	252	6,262

Spar Group, Ltd. (The) (South Africa)	523	6,771

Spartan Stores, Inc.	148	2,479

Toyota Tsusho Corp. (Japan)	1,000	18,466

		33,978
Electric utilities (2.7%)
AES Corp. (The) †	3,891	47,042

Ameren Corp.	1,496	48,336

CenterPoint Energy, Inc.	2,569	51,971

Chubu Electric Power, Inc. (Japan)	300	4,587

CMS Energy Corp.	1,643	38,282

20

COMMON STOCKS (93.1%)* cont.	Shares	Value

Electric utilities cont.
DTE Energy Co.	1,006	$57,171

Enel SpA (Italy)	3,598	10,272

Entergy Corp.	999	64,465

GDF Suez (France)	768	15,262

PG&E Corp.	2,103	91,901

Red Electrica Corporacion SA (Spain)	414	15,330

TECO Energy, Inc.	1,512	26,309

Westar Energy, Inc.	830	23,755

		494,683
Electrical equipment (1.3%)
ABB, Ltd. (Switzerland)	1,001	15,775

Emerson Electric Co.	3,185	148,962

Harbin Electric Co., Ltd. (China)	8,000	7,761

Hitachi, Ltd. (Japan)	7,000	40,110

Mitsubishi Electric Corp. (Japan)	4,000	31,496

Newport Corp. †	107	1,272

		245,376
Electronics (2.6%)
Acacia Research — Acacia Technologies †	51	1,773

Agilent Technologies, Inc.	1,640	66,682

Asustek Computer, Inc. (Taiwan)	1,000	10,017

Broadcom Corp. Class A †	1,574	50,919

China Automation Group, Ltd. (China)	23,000	5,986

Cirrus Logic, Inc. †	155	4,452

EnerSys †	197	6,497

FEI Co. †	222	10,161

GSI Group, Inc. †	509	5,909

Hollysys Automation Technologies, Ltd. (China) †	1,128	10,129

Hon Hai Precision Industry Co., Ltd. (Taiwan)	4,200	12,312

Infineon Technologies AG (Germany)	1,756	13,893

Integrated Silicon Solutions, Inc. †	268	2,508

Intel Corp.	2,592	66,977

L-3 Communications Holdings, Inc.	604	41,187

LITE-ON IT Corp. (Taiwan)	8,000	7,639

NVIDIA Corp. †	2,297	28,552

Omnivision Technologies, Inc. †	140	2,265

QLogic Corp. †	3,135	42,667

Samsung Electronics Co., Ltd. (South Korea)	60	61,563

SK Hynix, Inc. (South Korea) †	510	9,982

Skyworks Solutions, Inc. †	148	3,975

Tripod Technology Corp. (Taiwan)	2,440	6,801

TTM Technologies, Inc. †	259	2,393

Vishay Intertechnology, Inc. †	1,427	15,155

		490,394
Energy (oil field) (1.4%)
Basic Energy Services, Inc. †	358	4,060

Compagnie Generale de Geophysique-Veritas (CGG-Veritas) (France) †	890	19,435

Eurasia Drilling Co., Ltd. GDR (Russia)	596	15,024

21

COMMON STOCKS (93.1%)* cont.	Shares	Value

Energy (oil field) cont.
Helix Energy Solutions Group, Inc. †	485	$8,308

Key Energy Services, Inc. †	498	4,935

Mitcham Industries, Inc. †	206	3,893

National Oilwell Varco, Inc.	1,267	84,572

Oceaneering International, Inc.	1,040	48,069

Petrofac, Ltd. (United Kingdom)	1,180	28,168

Schlumberger, Ltd.	449	28,399

Superior Energy Services †	873	18,892

		263,755
Energy (other) (—%)
REX American Resources Corp. †	111	2,045

		2,045
Engineering and construction (0.6%)
Daelim Industrial Co., Ltd. (South Korea)	159	13,431

Fluor Corp.	962	45,099

KEPCO Engineering & Construction Co., Inc. (South Korea)	134	8,277

KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	230	8,721

McDermott International, Inc. †	1,592	16,159

Samsung Engineering Co., Ltd. (South Korea)	73	11,628

Singapore Technologies Engineering, Ltd. (Singapore)	2,000	4,594

Vinci SA (France)	152	6,117

		114,026
Entertainment (0.4%)
Bluegreen Corp. †	385	1,944

Dolby Laboratories, Inc. Class A †	454	19,472

Major Cineplex Group PCL (Thailand)	13,400	8,129

Sony Corp. (Japan)	2,300	30,819

Town Sports International Holdings, Inc. †	322	3,771

VOXX International Corp. †	525	5,177

		69,312
Environmental (0.1%)
Tetra Tech, Inc. †	95	2,374

Woongjin Coway Company, Ltd. (South Korea)	240	7,178

		9,552
Financial (0.9%)
3i Group PLC (United Kingdom)	2,024	5,477

Assurant, Inc.	735	24,534

BM&F Bovespa SA (Brazil)	1,500	7,103

CBOE Holdings, Inc.	1,180	29,795

CIT Group, Inc. †	542	18,531

KB Financial Group, Inc. (South Korea)	460	14,382

MarketAxess Holdings, Inc.	36	1,162

Nasdaq OMX Group, Inc. (The) †	1,582	34,614

ORIX Corp. (Japan)	150	12,979

Sovran Self Storage, Inc. R	88	4,343

Yuanta Financial Holding Co., Ltd. (Taiwan) †	11,467	5,052

		157,972
Food (1.2%)
BRF — Brasil Foods SA ADR (Brazil)	89	1,386

Bunge, Ltd.	36	2,142

22

COMMON STOCKS (93.1%)* cont.	Shares	Value

Food cont.
Campbell Soup Co.	1,300	$41,210

Chaoda Modern Agriculture Holdings, Ltd. (China) F	2,000	129

Chiquita Brands International, Inc. †	31	168

ConAgra Foods, Inc.	2,465	61,995

Distribuidora Internacional de Alimentacion SA (Spain) †	1,689	7,400

Glanbia PLC (Ireland)	112	806

Ingredion, Inc.	37	1,890

IOI Corp. Bhd (Malaysia)	1,000	1,655

Kerry Group PLC Class A (Ireland)	341	14,716

Kuala Lumpur Kepong Bhd (Malaysia)	200	1,410

M Dias Branco SA (Brazil)	270	7,463

Maple Leaf Foods, Inc. (Canada)	72	809

Nestle SA (Switzerland)	850	48,280

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	3,500	894

Smithfield Foods, Inc. †	40	787

Tate & Lyle PLC (United Kingdom)	127	1,317

Tesco PLC (United Kingdom)	923	4,306

Tyson Foods, Inc. Class A	71	1,375

Unilever PLC (United Kingdom)	340	10,747

Universal Robina Crop. (Philippines)	4,950	7,396

		218,281
Forest products and packaging (0.4%)
Bemis Co., Inc.	651	19,764

Buckeye Technologies, Inc.	123	3,408

Domtar Corp. (Canada)	241	19,066

KapStone Paper and Packaging Corp. †	407	6,284

Sealed Air Corp.	1,165	18,232

		66,754
Gaming and lottery (0.1%)
Ameristar Casinos, Inc.	269	5,030

OPAP SA (Greece) †	880	4,693

Shuffle Master, Inc. †	172	2,728

		12,451
Health-care services (3.3%)
Aetna, Inc.	1,520	62,153

Alfresa Holdings Corp. (Japan)	200	9,699

Amedisys, Inc. †	45	494

AmerisourceBergen Corp.	1,161	42,945

AmSurg Corp. †	125	3,415

Assisted Living Concepts, Inc. Class A	224	3,100

athenahealth, Inc. †	34	2,471

Centene Corp. †	121	4,373

Charles River Laboratories International, Inc. †	89	2,971

Computer Programs & Systems, Inc.	47	2,557

Gentiva Health Services, Inc. †	91	511

HCA Holdings, Inc.	659	17,127

Health Management Associates, Inc. Class A †	1,685	10,801

HealthSouth Corp. †	374	7,158

23

COMMON STOCKS (93.1%)* cont.	Shares	Value

Health-care services cont.
Humana, Inc.	694	$53,015

Kindred Healthcare, Inc. †	382	3,159

Lincare Holdings, Inc.	106	2,431

McKesson Corp.	982	85,709

MedAssets, Inc. †	599	6,781

Metropolitan Health Networks, Inc. †	473	4,115

Molina Healthcare, Inc. †	334	8,520

Omega Healthcare Investors, Inc. R	149	3,145

Omnicare, Inc.	797	25,121

Quality Systems, Inc.	157	4,492

Suzuken Co., Ltd. (Japan)	400	12,445

Triple-S Management Corp. Class B (Puerto Rico) †	99	1,719

UnitedHealth Group, Inc.	3,457	192,797

Warner Chilcott PLC Class A (Ireland) †	2,159	40,719

WellCare Health Plans, Inc. †	153	8,640

		622,583
Homebuilding (—%)
Thor Industries, Inc.	102	3,137

		3,137
Household furniture and appliances (0.1%)
Conn’s, Inc. †	331	5,789

La-Z-Boy, Inc. †	422	5,954

Select Comfort Corp. †	159	4,350

Tempur-Pedic International, Inc. †	122	5,638

Whirlpool Corp.	64	3,960

		25,691
Insurance (3.2%)
AIA Group, Ltd. (Hong Kong)	4,400	14,343

Allianz SE (Germany)	110	9,968

Allied World Assurance Co. Holdings AG	415	31,914

American Equity Investment Life Holding Co.	475	5,026

American Financial Group, Inc.	650	25,279

American Safety Insurance Holdings, Ltd. †	230	4,131

Amtrust Financial Services, Inc.	85	2,444

Aon PLC (United Kingdom)	1,866	86,769

Arch Capital Group, Ltd. †	967	36,968

Assured Guaranty, Ltd. (Bermuda)	1,802	21,516

AXA SA (France)	1,329	15,080

Berkshire Hathaway, Inc. Class B †	835	66,266

CNO Financial Group, Inc. †	648	4,445

Everest Re Group, Ltd.	341	34,823

Fidelity National Financial, Inc. Class A	1,705	32,122

Genworth Financial, Inc. Class A †	625	3,275

Hartford Financial Services Group, Inc. (The)	2,802	47,130

Insurance Australia Group, Ltd. (Australia)	5,418	17,575

Maiden Holdings, Ltd. (Bermuda)	308	2,507

Protective Life Corp.	143	3,769

Prudential PLC (United Kingdom)	1,344	14,133

24

COMMON STOCKS (93.1%)* cont.	Shares	Value

Insurance cont.
Reinsurance Group of America, Inc. Class A	551	$27,644

RenaissanceRe Holdings, Ltd.	392	30,211

Suncorp Group, Ltd. (Australia)	1,676	12,669

Swiss Life Holding AG (Switzerland)	181	14,585

Symetra Financial Corp.	317	3,582

W.R. Berkley Corp.	874	33,492

		601,666
Investment banking/Brokerage (1.6%)
Deutsche Bank AG (Germany) †	448	16,170

Eaton Vance Corp.	1,520	36,997

FXCM, Inc. Class A	239	2,457

Goldman Sachs Group, Inc. (The)	547	52,348

Interactive Brokers Group, Inc. Class A	422	6,018

Investment AB Kinnevik Class B (Sweden)	890	15,661

Israel Corp., Ltd. (The) (Israel)	31	17,339

Jefferies Group, Inc.	2,331	31,142

Morgan Stanley	5,137	68,630

National Financial Partners Corp. †	152	2,022

SWS Group, Inc.	511	2,938

TD Ameritrade Holding Corp.	2,515	43,157

		294,879
Leisure (—%)
Brunswick Corp.	194	4,249

		4,249
Lodging/Tourism (0.7%)
Marriott International, Inc. Class A	1,214	46,994

Wyndham Worldwide Corp.	782	38,944

Wynn Resorts, Ltd.	375	38,640

		124,578
Machinery (1.1%)
AGCO Corp. †	684	27,504

Applied Industrial Technologies, Inc.	249	9,390

Cascade Corp.	128	6,395

Chart Industries, Inc. †	128	7,995

CNH Global NV (Netherlands) †	59	2,256

Cummins, Inc.	912	88,418

Deere & Co.	46	3,398

DXP Enterprises, Inc. †	141	6,627

Franklin Electric Co., Inc.	98	4,794

Fuji Electric Co., Ltd. (Japan)	6,000	13,936

Global Power Equipment Group, Inc. †	163	3,004

IHI Corp. (Japan)	3,000	6,164

Kadant, Inc. †	175	3,973

Lindsay Corp.	29	1,614

NACCO Industries, Inc. Class A	48	5,037

Schindler Holding AG (Switzerland)	108	11,981

		202,486

25

COMMON STOCKS (93.1%)* cont.	Shares	Value

Manufacturing (0.8%)
AZZ, Inc.	47	$2,521

Chase Corp.	151	1,735

Dover Corp.	989	55,938

Generac Holdings, Inc. †	127	3,143

Greenbrier Companies, Inc. †	177	2,450

ITT Corp.	708	14,535

LSB Industries, Inc. †	301	8,374

Standex International Corp.	77	3,133

Textron, Inc.	1,639	38,730

TriMas Corp. †	443	8,864

Valmont Industries, Inc.	81	9,275

		148,698
Media (1.0%)
News Corp. Class A	4,838	92,890

Viacom, Inc. Class B	2,069	98,753

		191,643
Medical technology (0.7%)
ABIOMED, Inc. †	214	4,351

C.R. Bard, Inc.	392	38,098

Coloplast A/S Class B (Denmark)	77	13,261

Conmed Corp.	258	6,912

Fresenius SE & Co. KGgA (Germany)	163	15,411

Greatbatch, Inc. †	323	6,705

OraSure Technologies, Inc. †	770	7,970

ResMed, Inc. †	789	24,443

STAAR Surgical Co. †	942	7,998

Synergetics USA, Inc. †	422	1,511

		126,660
Metals (1.2%)
Assa Abloy AB Class B (Sweden)	880	22,887

BHP Billiton PLC (United Kingdom)	605	15,861

BHP Billiton, Ltd. (Australia)	1,035	32,232

Cliffs Natural Resources, Inc.	718	34,306

Gold Fields, Ltd. (South Africa)	666	8,872

Horsehead Holding Corp. †	278	2,463

L.B. Foster Co. Class A	54	1,493

MMX Mineracao e Metalicos SA (Brazil) †	1,633	5,133

NN, Inc. †	383	2,957

Rio Tinto PLC (United Kingdom)	586	25,271

Rio Tinto, Ltd. (Australia)	311	17,225

Steel Dynamics, Inc.	1,288	13,576

Sterlite Industries (India), Ltd. (India)	1,950	3,266

Sterlite Industries (India), Ltd. ADR (India)	632	4,215

Vale SA ADR (Preference) (Brazil)	713	12,920

Vale SA ADR (Brazil)	360	6,592

voestalpine AG (Austria)	505	12,683

		221,952

26

COMMON STOCKS (93.1%)* cont.	Shares	Value

Natural gas utilities (0.2%)
China Resources Gas Group, Ltd. (China)	4,000	$7,617

National Grid PLC (United Kingdom)	2,587	25,928

Toho Gas Co., Ltd. (Japan)	2,000	11,332

		44,877
Office equipment and supplies (0.3%)
Societe BIC SA (France)	168	16,463

Staples, Inc.	3,229	42,429

		58,892
Oil and gas (7.4%)
BP PLC (United Kingdom)	2,691	16,357

Chevron Corp.	3,241	318,623

Clayton Williams Energy, Inc. †	53	3,028

CNOOC, Ltd. (China)	6,000	10,854

ConocoPhillips	716	37,347

Contango Oil & Gas Co. †	64	3,363

CVR Energy, Inc. (Escrow)	236	—

Delek US Holdings, Inc.	184	2,964

Diamond Offshore Drilling, Inc.	385	22,399

Energy Partners, Ltd. †	254	4,011

ENI SpA (Italy)	1,256	24,357

Exxon Mobil Corp.	3,964	311,689

Gazprom OAO ADR (Russia)	1,723	15,246

Helmerich & Payne, Inc.	484	21,925

HollyFrontier Corp.	950	28,006

Lukoil OAO ADR (Russia)	405	21,172

Marathon Oil Corp.	2,301	57,318

Marathon Petroleum Corp.	1,315	47,432

Murphy Oil Corp.	765	35,664

Occidental Petroleum Corp.	1,295	102,655

OGX Petroleo e Gas Participacoes SA (Brazil) †	2,173	11,097

Pacific Rubiales Energy Corp. (Colombia)	329	8,629

Petroleo Brasileiro SA ADR (Preference) (Brazil)	629	11,888

Phillips 66 †	358	10,751

Repsol YPF SA (Spain)	481	7,224

Rosetta Resources, Inc. †	59	2,283

Royal Dutch Shell PLC Class A (United Kingdom)	995	30,954

Royal Dutch Shell PLC Class B (United Kingdom)	890	28,709

Statoil ASA (Norway)	1,113	25,230

Stone Energy Corp. †	380	8,953

Swift Energy Co. †	209	4,161

Tesoro Corp. †	849	18,780

Total SA (France)	533	23,062

Unit Corp. †	82	3,263

Vaalco Energy, Inc. †	870	7,421

Valero Energy Corp.	3,232	68,195

W&T Offshore, Inc.	209	3,212

27

COMMON STOCKS (93.1%)* cont.	Shares	Value

Oil and gas cont.
Western Refining, Inc.	198	$3,829

WPX Energy, Inc. †	1,244	18,249

		1,380,300
Pharmaceuticals (5.4%)
Abbott Laboratories	291	17,981

AstraZeneca PLC (United Kingdom)	437	17,643

Bayer AG (Germany)	77	4,876

Elan Corp. PLC ADR (Ireland) †	418	5,835

Eli Lilly & Co.	3,593	147,133

Endo Pharmaceuticals Holdings, Inc. †	1,011	32,878

Forest Laboratories, Inc. †	2,958	103,530

GlaxoSmithKline PLC (United Kingdom)	1,877	41,662

Hi-Tech Pharmacal Co., Inc. †	134	3,871

Jazz Pharmaceuticals PLC (Ireland) †	367	15,854

Johnson & Johnson	1,591	99,326

Medicis Pharmaceutical Corp. Class A	190	6,859

Merck & Co., Inc.	1,183	44,457

Novartis AG (Switzerland)	553	28,806

Novo Nordisk A/S Class B (Denmark)	157	20,944

Obagi Medical Products, Inc. †	659	8,165

Orion OYJ Class B (Finland)	425	7,432

Otsuka Holdings Company, Ltd. (Japan)	900	28,323

Par Pharmaceutical Cos., Inc. †	370	13,261

Pernix Therapeutics Holdings †	224	1,449

Pfizer, Inc.	12,534	274,119

Questcor Pharmaceuticals, Inc. †	87	3,602

Roche Holding AG-Genusschein (Switzerland)	253	39,672

Salix Pharmaceuticals, Ltd. †	81	4,197

Sanofi (France)	575	39,239

ViroPharma, Inc. †	318	6,405

		1,017,519
Power producers (0.2%)
China WindPower Group, Ltd. (China) †	170,000	6,461

NRG Energy, Inc. †	1,709	26,182

		32,643
Publishing (0.4%)
Gannett Co., Inc.	1,437	18,767

McGraw-Hill Cos., Inc. (The)	1,288	55,873

		74,640
Railroads (0.2%)
Central Japan Railway Co. (Japan)	5	40,710

		40,710
Real estate (3.2%)
Agree Realty Corp. R	140	2,929

American Capital Agency Corp. R	65	2,124

Apollo Commercial Real Estate Finance, Inc. R	272	4,319

Apollo Residential Mortgage, Inc.	283	5,306

Arlington Asset Investment Corp. Class A	97	2,190

ARMOUR Residential REIT, Inc. R	474	3,309

28

COMMON STOCKS (93.1%)* cont.	Shares	Value

Real estate cont.
Ashford Hospitality Trust, Inc. R	561	$4,797

AvalonBay Communities, Inc. R	402	56,180

BR Properties SA (Brazil)	700	7,948

Brasil Brokers Particioacoes SA (Brazil)	1,774	5,251

C C Land Holdings, Ltd. (China) †	29,000	6,725

CBL & Associates Properties, Inc. R	369	6,443

Chimera Investment Corp. R	5,863	16,416

China Overseas Land & Investment, Ltd. (China)	4,000	8,359

Dexus Property Group (Australia)	15,435	14,133

Dynex Capital, Inc. R	352	3,270

Equity Residential Trust R	1,184	72,342

First Industrial Realty Trust † R	253	3,018

Glimcher Realty Trust R	355	3,266

Hang Lung Group, Ltd. (Hong Kong)	2,000	11,570

HFF, Inc. Class A †	617	8,070

Invesco Mortgage Capital, Inc. R	140	2,540

Jones Lang LaSalle, Inc.	155	11,238

Lexington Realty Trust R	1,342	11,152

LSR Group OJSC GDR (Russia)	1,012	4,173

LTC Properties, Inc. R	202	6,519

MFA Financial, Inc. R	479	3,650

Mission West Properties R	269	2,262

National Health Investors, Inc. R	217	10,475

Newcastle Investment Corp. R	722	4,794

One Liberty Properties, Inc. R	194	3,440

PS Business Parks, Inc. R	77	5,074

Public Storage R	544	72,608

Rayonier, Inc. R	616	26,470

Simon Property Group, Inc. R	999	147,372

St. Joe Co. (The) †	685	10,939

Starwood Property Trust, Inc. R	109	2,184

Stockland (Units) (Australia) R	4,154	12,908

Universal Health Realty Income Trust R	48	1,855

Urstadt Biddle Properties, Inc. Class A R	151	2,688

Wheelock and Co., Ltd. (Hong Kong)	2,000	5,965

		596,271
Regional Bells (0.7%)
AT&T, Inc.	3,467	118,467

Cincinnati Bell, Inc. †	1,451	5,137

		123,604
Restaurants (0.4%)
AFC Enterprises †	654	13,969

Brinker International, Inc.	666	21,518

DineEquity, Inc. †	45	2,160

McDonald’s Corp.	328	29,304

Papa John’s International, Inc. †	82	3,815

		70,766

29

COMMON STOCKS (93.1%)* cont.	Shares	Value

Retail (7.4%)
Advance Auto Parts, Inc.	374	$27,280

Aeon Co., Ltd. (Japan)	900	10,911

Ascena Retail Group, Inc. †	312	5,906

Bed Bath & Beyond, Inc. †	1,047	75,646

Big Lots, Inc. †	203	7,460

BR Malls Participacoes SA (Brazil)	1,236	13,605

Buckle, Inc. (The)	173	6,771

Cabela’s, Inc. †	276	9,754

Cato Corp. (The) Class A	76	2,181

Coach, Inc.	1,133	76,421

Costco Wholesale Corp.	1,766	152,565

CVS Caremark Corp.	4,696	211,038

Deckers Outdoor Corp. †	82	4,565

Destination Maternity Corp.	190	3,705

Dillards, Inc. Class A	537	36,108

DSW, Inc. Class A	82	4,894

Elders, Ltd. (Australia) †	1,605	289

Express, Inc. †	369	6,827

Finish Line, Inc. (The) Class A	410	8,454

Foot Locker, Inc.	1,846	58,592

Genesco, Inc. †	83	5,520

GNC Holdings, Inc. Class A	180	6,935

Herbalife, Ltd.	542	24,276

Home Depot, Inc. (The)	3,132	154,532

Industria de Diseno Textil (Inditex) SA (Spain)	216	17,906

Kingfisher PLC (United Kingdom)	3,135	13,677

Koninklijke Ahold NV (Netherlands)	1,709	20,121

Kroger Co. (The)	3,148	69,287

Lewis Group, Ltd. (South Africa)	853	7,372

Lowe’s Cos., Inc.	2,276	60,815

Macy’s, Inc.	1,756	66,816

Men’s Wearhouse, Inc. (The)	157	5,650

Next PLC (United Kingdom)	504	23,593

O’Reilly Automotive, Inc. †	574	54,983

PetSmart, Inc.	595	38,342

Pier 1 Imports, Inc.	239	3,896

PVH Corp.	44	3,564

Rent-A-Center, Inc.	98	3,300

Sally Beauty Holdings, Inc. †	149	3,938

Sonic Automotive, Inc. Class A	903	13,446

USANA Health Sciences, Inc. †	69	2,788

Wal-Mart Stores, Inc.	539	35,477

Walmart De Mexico SAB de CV Ser. V (Mexico)	4,956	11,974

Williams-Sonoma, Inc.	102	3,561

Woolworths, Ltd. (Australia)	723	18,621

		1,393,362

30

COMMON STOCKS (93.1%)* cont.	Shares	Value

Schools (—%)
Career Education Corp. †	184	$1,203

Corinthian Colleges, Inc. †	742	2,033

Lincoln Educational Services Corp.	109	632

		3,868
Semiconductor (1.0%)
Applied Materials, Inc.	4,037	41,702

ASML Holding NV (Netherlands)	284	13,063

KLA-Tencor Corp.	680	31,164

Kulicke & Soffa Industries, Inc. †	592	6,228

Lam Research Corp. †	638	23,797

Nova Measuring Instruments, Ltd. (Israel) †	400	2,868

Photronics, Inc. †	467	2,802

Qualcomm, Inc.	540	30,947

Rudolph Technologies, Inc. †	378	3,258

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,000	5,702

Teradyne, Inc. †	1,464	21,155

		182,686
Shipping (0.4%)
Neptune Orient Lines, Ltd. (Singapore) †	12,000	9,918

Swift Transportation Co. †	679	7,204

United Parcel Service, Inc. Class B	527	39,493

Wabtec Corp.	325	23,598

		80,213
Software (3.4%)
BMC Software, Inc. †	1,199	50,742

CA, Inc.	2,123	52,799

Cadence Design Systems, Inc. †	2,890	29,478

Concur Technologies, Inc. †	59	3,649

JDA Software Group, Inc. †	229	6,339

Manhattan Associates, Inc. †	75	3,563

Microsoft Corp.	12,118	353,723

NTT Data Corp. (Japan)	2	5,750

Oracle Corp.	1,402	37,111

Parametric Technology Corp. †	147	2,969

SAP AG (Germany)	95	5,451

Symantec Corp. †	3,741	55,516

Tencent Holdings, Ltd. (China)	300	8,248

TIBCO Software, Inc. †	240	6,420

Ultimate Software Group, Inc. †	47	3,776

Websense, Inc. †	160	2,973

		628,507
Staffing (0.2%)
Barrett Business Services, Inc.	122	2,410

Robert Half International, Inc.	991	28,164

		30,574
Supranational (—%)
Banco Latinoamericano de Exportaciones SA Class E (Panama)	307	5,987

		5,987

31

COMMON STOCKS (93.1%)* cont.	Shares	Value

Technology (0.2%)
Softbank Corp. (Japan)	900	$28,139

Tech Data Corp. †	334	15,902

		44,041
Technology services (2.9%)
Acxiom Corp. †	485	6,824

AOL, Inc. †	1,578	43,285

Baidu, Inc. ADR (China) †	74	8,715

Computershare, Ltd. (Australia)	544	4,128

Fair Isaac Corp.	276	11,222

Google, Inc. Class A †	498	289,267

IBM Corp.	824	158,950

LivePerson, Inc. †	160	2,762

Mail.ru Group., Ltd. GDR (Russia) †	196	6,181

Perfect World Co., Ltd. ADR (China)	386	3,933

Tyler Technologies, Inc. †	66	2,462

Unisys Corp. †	61	958

VASCO Data Security International, Inc. †	862	6,025

		544,712
Telecommunications (1.0%)
Allot Communications, Ltd. (Israel) †	199	5,178

America Movil SAB de CV ADR Ser. L (Mexico)	282	6,644

Aruba Networks, Inc. †	192	2,523

Bharti Airtel, Ltd. (India)	1,706	9,191

BroadSoft, Inc. †	66	1,802

BT Group PLC (United Kingdom)	11,553	36,760

China Mobile, Ltd. (China)	2,000	20,228

EchoStar Corp. Class A †	698	19,523

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	707	12,570

France Telecom SA (France)	1,123	14,161

InterDigital, Inc.	37	914

Loral Space & Communications, Inc.	73	4,402

NeuStar, Inc. Class A †	155	4,988

Premiere Global Services, Inc. †	193	1,613

Tele2 AB Class B (Sweden)	582	8,675

Telefonica SA (Rights) (Spain) †	1,035	301

Telefonica SA (Spain)	1,035	11,501

TIM Participacoes SA ADR (Brazil)	440	10,758

USA Mobility, Inc.	211	2,621

Vodafone Group PLC (United Kingdom)	7,169	19,203

		193,556
Telephone (1.6%)
Deutsche Telekom AG (Germany)	1,004	9,908

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	500	21,567

Verizon Communications, Inc.	6,200	258,167

		289,642

32

COMMON STOCKS (93.1%)* cont.	Shares	Value

Textiles (0.2%)
Cia Hering (Brazil)	776	$16,121

G-III Apparel Group, Ltd. †	236	5,832

LG Fashion Corp. (South Korea)	250	6,715

Perry Ellis International, Inc. †	157	2,953

Warnaco Group, Inc. (The) †	77	3,427

		35,048
Tobacco (2.4%)
British American Tobacco (BAT) PLC (United Kingdom)	445	20,950

Japan Tobacco, Inc. (Japan)	5	27,884

KT&G Corp. (South Korea)	228	15,184

Lorillard, Inc.	681	84,172

Philip Morris International, Inc.	3,520	297,474

		445,664
Toys (—%)
Leapfrog Enterprises, Inc. †	783	8,159

		8,159
Transportation (—%)
CCR SA (Brazil)	838	6,464

		6,464
Transportation services (—%)
ComfortDelgro Corp., Ltd. (Singapore)	7,000	7,985

		7,985
Trucks and parts (0.2%)
Aisin Seiki Co., Ltd. (Japan)	500	15,665

American Axle & Manufacturing Holdings, Inc. †	190	1,759

Hyundai Mobis (South Korea)	65	15,255

		32,679

Total common stocks (cost $15,868,274)		$17,431,487

INVESTMENT COMPANIES (2.9%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	4,000	$5,473

SPDR S&P 500 ETF Trust	3,872	509,129

SPDR S&P Midcap 400 ETF Trust	194	32,703

Total investment companies (cost $443,140)		$547,305

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]	658,914	658,914

U.S. Treasury Bills with an effective yield of 0.139%,
February 7, 2013 #	$129,000	128,868

U.S. Treasury Bills with effective yields ranging
from 0.074% to 0.120%, August 23, 2012 #	53,000	52,992

Total short-term investments (cost $840,777)		$840,774

TOTAL INVESTMENTS

Total investments (cost $17,152,191)		$18,819,566

33

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2011 through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $18,726,587.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $119,005 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	80.7%	Switzerland	1.0%

United Kingdom	3.2	Germany	1.0

Japan	3.0	Brazil	0.8

China	1.2	Netherlands	0.8

Australia	1.2	Other	4.9

South Korea	1.1	Total	100.0%

France	1.1

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	6/20/12	$97,947	$103,606	$5,659

	British Pound	Sell	6/20/12	390,052	410,309	20,257

	Canadian Dollar	Sell	6/20/12	305,920	319,338	13,418

	Euro	Buy	6/20/12	158,902	170,168	(11,266)

	Japanese Yen	Buy	6/20/12	69,464	67,843	1,621

34

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Norwegian Krone	Buy	6/20/12	$102,229	$109,090	$(6,861)

	Swedish Krona	Buy	6/20/12	67,850	73,247	(5,397)

Barclays Bank PLC

	Australian Dollar	Buy	6/20/12	22,080	25,520	(3,440)

	Brazilian Real	Sell	6/20/12	6,967	7,041	74

	British Pound	Buy	6/20/12	152,877	160,890	(8,013)

	Canadian Dollar	Buy	6/20/12	74,133	77,275	(3,142)

	Chilean Peso	Buy	6/20/12	7,648	8,127	(479)

	Czech Koruna	Sell	6/20/12	2,952	3,396	444

	Euro	Buy	6/20/12	327,572	350,493	(22,921)

	Japanese Yen	Sell	6/20/12	245,154	240,123	(5,031)

	Malaysian Ringgit	Sell	6/20/12	7,527	7,869	342

	Mexican Peso	Sell	6/20/12	4,438	4,842	404

	New Zealand Dollar	Sell	6/20/12	8,206	8,803	597

	Norwegian Krone	Sell	6/20/12	118,556	126,600	8,044

	Polish Zloty	Buy	6/20/12	6,699	7,447	(748)

	Polish Zloty	Sell	6/20/12	6,699	7,040	341

	Singapore Dollar	Sell	6/20/12	2,561	3,079	518

	South African Rand	Buy	6/20/12	12,596	12,817	(221)

	South African Rand	Sell	6/20/12	12,596	13,756	1,160

	South Korean Won	Buy	6/20/12	316	660	(344)

	Swedish Krona	Sell	6/20/12	77,369	83,603	6,234

	Taiwan Dollar	Buy	6/20/12	7,164	7,255	(91)

	Taiwan Dollar	Sell	6/20/12	7,164	7,336	172

	Turkish Lira	Buy	6/20/12	4,644	5,104	(460)

Citibank, N.A.

	Australian Dollar	Sell	6/20/12	148,233	154,737	6,504

	British Pound	Buy	6/20/12	163,357	172,442	(9,085)

	Canadian Dollar	Buy	6/20/12	11,323	13,044	(1,721)

	Czech Koruna	Sell	6/20/12	9,289	10,220	931

	Danish Krone	Sell	6/20/12	4,544	4,831	287

	Euro	Buy	6/20/12	79,760	83,813	(4,053)

	Hong Kong Dollar	Buy	6/20/12	108,527	108,506	21

	Hong Kong Dollar	Sell	6/20/12	108,527	108,588	61

	Japanese Yen	Sell	6/20/12	214,012	209,248	(4,764)

	Mexican Peso	Buy	6/20/12	1,892	1,554	338

	Norwegian Krone	Sell	6/20/12	33,994	36,321	2,327

	Polish Zloty	Buy	6/20/12	2,955	3,294	(339)

	Polish Zloty	Sell	6/20/12	2,955	2,998	43

	Singapore Dollar	Buy	6/20/12	27,782	28,865	(1,083)

	South African Rand	Buy	6/20/12	6,886	7,539	(653)

	South African Rand	Sell	6/20/12	6,886	7,218	332

	South Korean Won	Buy	6/20/12	1,706	2,026	(320)

	Swedish Krona	Buy	6/20/12	65,387	70,637	(5,250)

35

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Swedish Krona	Sell	6/20/12	$65,387	$66,282	$895

	Swiss Franc	Buy	6/20/12	131,810	140,958	(9,148)

	Taiwan Dollar	Buy	6/20/12	7,104	7,174	(70)

	Taiwan Dollar	Sell	6/20/12	7,104	7,271	167

	Turkish Lira	Buy	6/20/12	11,529	12,160	(631)

Credit Suisse AG

	Australian Dollar	Buy	6/20/12	95,904	101,525	(5,621)

	Australian Dollar	Sell	6/20/12	97,266	101,178	3,912

	Brazilian Real	Buy	6/20/12	9,437	9,818	(381)

	British Pound	Buy	6/20/12	573,596	604,195	(30,599)

	Canadian Dollar	Buy	6/20/12	25,840	27,019	(1,179)

	Canadian Dollar	Sell	6/20/12	25,840	25,948	108

	Chilean Peso	Buy	6/20/12	14,462	15,182	(720)

	Czech Koruna	Sell	6/20/12	17,818	19,510	1,692

	Euro	Buy	6/20/12	47,362	48,731	(1,369)

	Hungarian Forint	Sell	6/20/12	477	875	398

	Japanese Yen	Buy	6/20/12	819,710	801,603	18,107

	Mexican Peso	Buy	6/20/12	7,380	7,288	92

	New Zealand Dollar	Sell	6/20/12	20,177	20,927	750

	Norwegian Krone	Buy	6/20/12	84,986	90,269	(5,283)

	Philippines Peso	Buy	6/20/12	7,124	7,281	(157)

	Polish Zloty	Buy	6/20/12	7,374	8,106	(732)

	Polish Zloty	Sell	6/20/12	7,374	7,761	387

	Singapore Dollar	Sell	6/20/12	2,018	2,245	227

	South African Rand	Sell	6/20/12	6,251	6,298	47

	South Korean Won	Buy	6/20/12	6,881	6,938	(57)

	South Korean Won	Sell	6/20/12	6,881	6,943	62

	Swedish Krona	Sell	6/20/12	4,609	4,222	(387)

	Swiss Franc	Buy	6/20/12	23,273	24,036	(763)

	Swiss Franc	Sell	6/20/12	22,964	24,542	1,578

	Taiwan Dollar	Buy	6/20/12	6,966	6,910	56

	Turkish Lira	Buy	6/20/12	15,425	16,265	(840)

Deutsche Bank AG

	Australian Dollar	Sell	6/20/12	48,536	50,426	1,890

	Brazilian Real	Buy	6/20/12	7,066	7,266	(200)

	British Pound	Buy	6/20/12	124,366	130,739	(6,373)

	Canadian Dollar	Buy	6/20/12	206,431	215,603	(9,172)

	Czech Koruna	Sell	6/20/12	13,568	14,894	1,326

	Euro	Sell	6/20/12	75,060	81,430	6,370

	Polish Zloty	Buy	6/20/12	6,671	7,375	(704)

	Polish Zloty	Sell	6/20/12	6,671	6,981	310

	Singapore Dollar	Sell	6/20/12	1,940	2,016	76

	South Korean Won	Buy	6/20/12	7,338	7,656	(318)

36

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Swedish Krona	Sell	6/20/12	$47,558	$51,317	$3,759

	Turkish Lira	Buy	6/20/12	11,422	12,008	(586)

Goldman Sachs International

	Australian Dollar	Sell	6/20/12	71,490	73,288	1,798

	British Pound	Buy	6/20/12	54,247	56,953	(2,706)

	Canadian Dollar	Sell	6/20/12	94,554	98,787	4,233

	Chilean Peso	Buy	6/20/12	7,123	7,592	(469)

	Czech Koruna	Sell	6/20/12	6,971	8,296	1,325

	Euro	Buy	6/20/12	34,995	36,510	(1,515)

	Japanese Yen	Buy	6/20/12	29,572	28,904	668

	Norwegian Krone	Buy	6/20/12	10,362	11,064	(702)

	Singapore Dollar	Sell	6/20/12	11,874	12,524	650

	South Korean Won	Buy	6/20/12	2,793	3,113	(320)

	Swedish Krona	Sell	6/20/12	131,228	138,942	7,714

	Turkish Lira	Buy	6/20/12	11,422	12,041	(619)

HSBC Bank USA, National Association

	Australian Dollar	Sell	6/20/12	81,411	85,735	4,324

	British Pound	Sell	6/20/12	45,617	48,005	2,388

	Canadian Dollar	Sell	6/20/12	23,324	22,935	(389)

	Czech Koruna	Sell	6/20/12	13,918	15,353	1,435

	Euro	Buy	6/20/12	225,677	239,517	(13,840)

	Hong Kong Dollar	Sell	6/20/12	36,721	36,660	(61)

	Indian Rupee	Sell	6/20/12	6,933	7,183	250

	Japanese Yen	Sell	6/20/12	165,782	162,011	(3,771)

	Norwegian Krone	Buy	6/20/12	167,554	178,292	(10,738)

	Singapore Dollar	Sell	6/20/12	13,814	14,498	684

	South Korean Won	Buy	6/20/12	4,605	5,138	(533)

	Swiss Franc	Buy	6/20/12	60,962	65,203	(4,241)

	Turkish Lira	Buy	6/20/12	374	394	(20)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	6/20/12	192,100	204,538	(12,438)

	Brazilian Real	Buy	6/20/12	5,485	6,013	(528)

	British Pound	Buy	6/20/12	190,018	200,518	(10,500)

	Canadian Dollar	Buy	6/20/12	137,620	142,958	(5,338)

	Chilean Peso	Buy	6/20/12	10,721	11,447	(726)

	Czech Koruna	Sell	6/20/12	6,341	7,565	1,224

	Euro	Sell	6/20/12	622,252	668,921	46,669

	Hong Kong Dollar	Buy	6/20/12	62,078	62,112	(34)

	Japanese Yen	Sell	6/20/12	275,680	269,444	(6,236)

	Mexican Peso	Buy	6/20/12	114,873	126,738	(11,865)

	New Zealand Dollar	Sell	6/20/12	14,003	14,557	554

	Norwegian Krone	Sell	6/20/12	178,912	191,117	12,205

	Polish Zloty	Buy	6/20/12	2,589	3,465	(876)

	Singapore Dollar	Sell	6/20/12	40,432	42,068	1,636

37

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	South African Rand	Sell	6/20/12	$6,733	$3,592	$(3,141)

	South Korean Won	Buy	6/20/12	7,239	7,559	(320)

	Swedish Krona	Sell	6/20/12	93,712	99,446	5,734

	Swiss Franc	Buy	6/20/12	23,376	24,143	(767)

	Swiss Franc	Sell	6/20/12	22,964	24,563	1,599

	Taiwan Dollar	Sell	6/20/12	1,390	1,565	175

	Turkish Lira	Buy	6/20/12	11,849	12,778	(929)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	6/20/12	16,048	18,615	(2,567)

	Brazilian Real	Buy	6/20/12	11,908	12,319	(411)

	British Pound	Sell	6/20/12	247,038	257,990	10,952

	Canadian Dollar	Buy	6/20/12	98,521	103,834	(5,313)

	Chilean Peso	Buy	6/20/12	7,637	8,133	(496)

	Czech Koruna	Sell	6/20/12	10,774	11,801	1,027

	Euro	Buy	6/20/12	389,773	415,367	(25,594)

	Japanese Yen	Buy	6/20/12	58,974	57,378	1,596

	Mexican Peso	Sell	6/20/12	4,494	4,812	318

	New Zealand Dollar	Sell	6/20/12	7,227	7,766	539

	Norwegian Krone	Sell	6/20/12	1,634	1,843	209

	Polish Zloty	Buy	6/20/12	6,896	7,679	(783)

	Polish Zloty	Sell	6/20/12	6,896	7,150	254

	Singapore Dollar	Sell	6/20/12	6,674	6,931	257

	South African Rand	Buy	6/20/12	6,933	7,054	(121)

	South African Rand	Sell	6/20/12	6,933	7,072	139

	South Korean Won	Buy	6/20/12	4,991	5,690	(699)

	Swedish Krona	Sell	6/20/12	21,654	21,888	234

	Swiss Franc	Sell	6/20/12	89,280	95,140	5,860

	Taiwan Dollar	Buy	6/20/12	14,251	14,458	(207)

	Taiwan Dollar	Sell	6/20/12	14,251	14,579	328

	Turkish Lira	Buy	6/20/12	8,060	8,757	(697)

State Street Bank and Trust Co.

	Australian Dollar	Sell	6/20/12	96,196	99,421	3,225

	Brazilian Real	Sell	6/20/12	1,334	949	(385)

	British Pound	Sell	6/20/12	13,408	13,313	(95)

	Canadian Dollar	Buy	6/20/12	88,166	92,588	(4,422)

	Chilean Peso	Buy	6/20/12	478	845	(367)

	Czech Koruna	Sell	6/20/12	13,736	15,154	1,418

	Euro	Buy	6/20/12	136,272	144,028	(7,756)

	Hungarian Forint	Buy	6/20/12	13,703	15,250	(1,547)

	Japanese Yen	Buy	6/20/12	50,020	48,751	1,269

	Mexican Peso	Buy	6/20/12	2,491	2,789	(298)

	New Zealand Dollar	Sell	6/20/12	7,002	7,460	458

	Norwegian Krone	Sell	6/20/12	95,218	102,658	7,440

	Polish Zloty	Buy	6/20/12	13,369	14,587	(1,218)

38

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Polish Zloty	Sell	6/20/12	$13,369	$14,411	$1,042

	Singapore Dollar	Sell	6/20/12	1,940	2,218	278

	South African Rand	Buy	6/20/12	13,795	14,036	(241)

	South African Rand	Sell	6/20/12	13,795	14,534	739

	South Korean Won	Buy	6/20/12	7,688	8,140	(452)

	Swedish Krona	Buy	6/20/12	43,101	46,559	(3,458)

	Swedish Krona	Sell	6/20/12	43,101	43,620	519

	Swiss Franc	Buy	6/20/12	23,273	24,036	(763)

	Swiss Franc	Sell	6/20/12	22,964	24,546	1,582

	Taiwan Dollar	Sell	6/20/12	349	447	98

	Thai Baht	Buy	6/20/12	7,144	7,311	(167)

	Turkish Lira	Buy	6/20/12	4,323	5,223	(900)

UBS AG

	Australian Dollar	Sell	6/20/12	47,660	48,636	976

	Brazilian Real	Buy	6/20/12	4,151	4,762	(611)

	British Pound	Buy	6/20/12	1,541	3,294	(1,753)

	Canadian Dollar	Sell	6/20/12	348,987	364,458	15,471

	Czech Koruna	Sell	6/20/12	14,250	15,621	1,371

	Euro	Sell	6/20/12	453,827	489,806	35,979

	Hungarian Forint	Buy	6/20/12	6,901	7,394	(493)

	Indian Rupee	Sell	6/20/12	6,933	7,178	245

	Japanese Yen	Sell	6/20/12	63,678	62,181	(1,497)

	Mexican Peso	Buy	6/20/12	1,043	705	338

	New Zealand Dollar	Sell	6/20/12	7,453	7,995	542

	Norwegian Krone	Buy	6/20/12	120,141	128,308	(8,167)

	Philippines Peso	Buy	6/20/12	7,126	7,280	(154)

	Polish Zloty	Sell	6/20/12	6,783	6,195	(588)

	Singapore Dollar	Sell	6/20/12	1,940	2,242	302

	South African Rand	Sell	6/20/12	7,015	6,454	(561)

	South Korean Won	Sell	6/20/12	6,846	6,477	(369)

	Swedish Krona	Buy	6/20/12	225,560	246,021	(20,461)

	Swiss Franc	Buy	6/20/12	22,243	22,613	(370)

	Swiss Franc	Sell	6/20/12	22,243	23,776	1,533

	Taiwan Dollar	Buy	6/20/12	25,322	25,639	(317)

	Taiwan Dollar	Sell	6/20/12	25,322	25,789	467

	Thai Baht	Buy	6/20/12	7,141	7,310	(169)

	Turkish Lira	Buy	6/20/12	4,910	5,822	(912)

Westpac Banking Corp.

	Australian Dollar	Buy	6/20/12	86,761	93,255	(6,494)

	British Pound	Sell	6/20/12	303,443	318,052	14,609

	Canadian Dollar	Buy	6/20/12	173,235	180,946	(7,711)

	Euro	Buy	6/20/12	56,265	58,095	(1,830)

	Japanese Yen	Sell	6/20/12	16,965	16,584	(381)

	Mexican Peso	Buy	6/20/12	6,838	7,136	(298)

39

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $13,960,330) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp. cont.

	Mexican Peso	Sell	6/20/12	$6,629	$7,340	$711

	Norwegian Krone	Buy	6/20/12	81,701	86,696	(4,995)

	Swedish Krona	Buy	6/20/12	23,304	23,667	(363)

	Swedish Krona	Sell	6/20/12	23,304	23,699	395

Total						$(61,722)

FUTURES CONTRACTS OUTSTANDING at 5/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	1	$192,863	Jun-12	$17,040

Euro STOXX 50 Index (Long)	5	130,142	Jun-12	(438)

Euro STOXX 50 Index (Short)	19	494,538	Jun-12	78,176

FTSE 100 Index (Long)	1	81,506	Jun-12	(256)

IBEX 35 Index (Long)	2	149,859	Jun-12	(10,157)

Russell 2000 Index Mini (Short)	5	380,550	Jun-12	(4,487)

S&P 500 Index E-Mini (Long)	16	1,047,363	Jun-12	(27,993)

S&P Mid Cap 400 Index E-Mini (Long)	2	184,960	Jun-12	1,302

SPI 200 Index (Short)	1	99,188	Jun-12	7,216

Total				$60,403

40

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$883,570	$193,169	$—

Capital goods	977,648	74,003	—

Communication services	759,432	111,523	—

Conglomerates	425,604	12,442	—

Consumer cyclicals	1,959,992	132,040	—

Consumer staples	1,555,556	186,947	129

Energy	1,433,746	254,938	—

Financials	2,510,137	295,611	—

Government	5,987	—	—

Health care	1,742,697	228,946	—

Technology	2,858,550	38,588	—

Transportation	212,339	5,690	—

Utilities and power	505,411	66,792	—

Total common stocks	15,830,669	1,600,689	129

Investment companies	$547,305	$—	$—

Short-term investments	658,914	181,860	—

Totals by level	$17,036,888	$1,782,549	$129

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(61,722)	$—

Futures contracts	60,403	—	—

Totals by level	$60,403	$(61,722)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

41

Statement of assets and liabilities 5/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $16,493,277)	$18,160,652
Affiliated issuers (identified cost $658,914) (Notes 1 and 6)	658,914

Foreign currency (cost $5,690) (Note 1)	5,479

Dividends, interest and other receivables	61,724

Receivable for shares of the fund sold	44,170

Receivable for investments sold	13,993

Unrealized appreciation on forward currency contracts (Note 1)	320,323

Receivable from Manager (Note 2)	21,748

Total assets	19,287,003

LIABILITIES

Payable to custodian	286

Payable for variation margin (Note 1)	2,219

Payable for investments purchased	13,758

Payable for shares of the fund repurchased	16,674

Payable for investor servicing fees (Note 2)	8,695

Payable for custodian fees (Note 2)	43,384

Payable for Trustee compensation and expenses (Note 2)	1,960

Payable for administrative services (Note 2)	92

Unrealized depreciation on forward currency contracts (Note 1)	382,045

Other accrued expenses	91,303

Total liabilities	560,416

Net assets	$18,726,587

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,721,857

Undistributed net investment income (Note 1)	63,248

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,276,604

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,664,878

Total — Representing net assets applicable to capital shares outstanding	$18,726,587

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($28,327 divided by 2,802 shares)	$10.11

Offering price per class A share (100/94.25 of $10.11)*	$10.73

Net asset value, offering price and redemption price per class Y share
($18,698,260 divided by 1,849,348 shares)	$10.11

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

42

Statement of operations Year ended 5/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $16,273)	$522,571

Interest (including interest income of $170 from investments in affiliated issuers) (Note 6)	866

Securities lending (Note 1)	4,207

Total investment income	527,644

EXPENSES

Compensation of Manager (Note 2)	140,578

Investor servicing fees (Note 2)	62,185

Custodian fees (Note 2)	104,372

Trustee compensation and expenses (Note 2)	1,755

Administrative services (Note 2)	728

Auditing	92,386

Other	23,153

Fees waived and reimbursed by Manager (Note 2)	(175,556)

Total expenses	249,601

Expense reduction (Note 2)	(564)

Net expenses	249,037

Net investment income	278,607

Net realized gain on investments (Notes 1 and 3)	1,940,710

Net realized loss on swap contracts (Note 1)	(216,047)

Net realized gain on futures contracts (Note 1)	57,608

Net realized loss on foreign currency transactions (Note 1)	(244,786)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	11,373

Net unrealized depreciation of investments, futures contracts and swap contracts
during the year	(5,395,861)

Net loss on investments	(3,847,003)

Net decrease in net assets resulting from operations	$(3,568,396)

The accompanying notes are an integral part of these financial statements.

43

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/12	Year ended 5/31/11

Operations:
Net investment income	$278,607	$285,802

Net realized gain on investments
and foreign currency transactions	1,537,485	3,815,351

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,384,488)	3,531,897

Net increase (decrease) in net assets resulting
from operations	(3,568,396)	7,633,050

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(614)

Class Y	—	(736,427)

Net realized short-term gain on investments

Class A	(1,354)	(1,830)

Class Y	(950,609)	(2,101,500)

From net realized long-term gain on investments
Class A	(1,611)	(1,993)

Class Y	(1,113,394)	(2,287,740)

Decrease from capital share transactions (Note 4)	(9,265,753)	(2,701,595)

Total decrease in net assets	(14,901,117)	(198,649)

NET ASSETS

Beginning of year	33,627,704	33,826,353

End of year (including undistributed net investment income
of $63,248 and $68,077, respectively)	$18,726,587	$33,627,704

The accompanying notes are an integral part of these financial statements.

44

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45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2012	$12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	$10.11	(7.40)	$28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40 *	.61 *	46 *

Class Y
May 31, 2012	$12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	$10.11	(7.41)	$18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40 *	.61 *	46 *

* Not annualized.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2012	0.75%

May 31, 2011	0.49

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 5/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from June 1, 2011 through May 31, 2012.

Putnam Dynamic Asset Allocation Equity Fund (the fund) (formerly known as Putnam Asset Allocation: Equity Portfolio) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long term growth by investing mainly in common stocks of midsized and large companies worldwide that Putnam Management believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be

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used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The outstanding number of futures contracts at the close of the reporting period is indicative of the volume of activity during the reporting period.

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Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $14,700,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $300,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $126,110 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned.

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The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains, realized and unrealized gains and losses on certain futures contracts, realized and unrealized gains and losses on passive foreign investment companies, straddle loss deferrals, net operating loss, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $283,436 to decrease undistributed net investment income, $18,586 to decrease paid-in-capital and $302,022 to increase to accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,730,956
Unrealized depreciation	(1,195,991)

Net unrealized appreciation	1,534,965
Undistributed long-term gain	1,488,791
Cost for federal income tax purposes	$17,284,601

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

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that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $175,556 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $39 under the expense offset arrangements and by $525 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

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The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan with respect to its class A shares (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $19,192,768 and $29,536,954, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/12		Year ended 5/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	76	$918

Shares issued in connection with
reinvestment of distributions	311	2,965	391	4,423

	311	2,965	467	5,341

Shares repurchased	(2)	(15)	(1)	(15)

Net increase	309	$2,950	466	$5,326

	Year ended 5/31/12		Year ended 5/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	857,458	$9,180,776	1,228,641	$14,658,559

Shares issued in connection with
reinvestment of distributions	218,185	2,064,003	452,797	5,125,667

	1,075,643	11,244,779	1,681,438	19,784,226

Shares repurchased	(1,962,161)	(20,513,482)	(1,876,963)	(22,491,147)

Net decrease	(886,518)	$(9,268,703)	(195,525)	$(2,706,921)

At the close of the reporting period, Putnam Investments, LLC owned 1,626 class A shares of the fund (58.0 % of class A shares outstanding), valued at $16,436.

At the close of the reporting period, funds within the Putnam RetirementReady® Funds owned 77.5% of the outstanding shares of the fund.

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$320,323	Payables	$382,045

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Equity contracts	appreciation	103,734*	depreciation	43,331*

Total		$424,057		$425,376

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants*	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(345,425)	$—	$(345,425)

Equity contracts	(881)	57,608	—	(216,047)	$(159,320)

Total	$(881)	$57,608	$(345,425)	$(216,047)	$(504,745)

† For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants*	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$13,409	$—	$13,409

Equity contracts	881	111,464	—	8,228	$120,573

Total	$881	$111,464	$13,409	$8,228	$133,982

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $170 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,988,038 and $8,785,737, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

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Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,813,889 as a capital gain dividend with respect to the taxable year ended May 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

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About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

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Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

58

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer, and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk, and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President and Treasurer
Robert R. Leveille (Born 1969)	Since 2010
Vice President and Chief Compliance Officer	Manager of Finance, Dunkin’ Brands (2008–
Since 2007	2010); Senior Financial Analyst, Old Mutual Asset
Chief Compliance Officer, Putnam Investments,	Management (2007–2008); Senior Financial
Putnam Management, and Putnam Retail	Analyst, Putnam Investments (1999–2007)
Management
Nancy E. Florek (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President, Assistant Clerk, Assistant
Vice President and BSA Compliance Officer	Treasurer, and Proxy Manager
Since 2002	Since 2000
Director of Operational Compliance,
Putnam Investments and Putnam	Susan G. Malloy (Born 1957)
Retail Management	Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Ravi Akhoury	Chief Compliance Officer
One Post Office Square	Barbara M. Baumann
Boston, MA 02109	Charles B. Curtis	Mark C. Trenchard
	Robert J. Darretta	Vice President and
Investment Sub-Manager	John A. Hill	BSA Compliance Officer
Putnam Investments Limited	Paul L. Joskow
57–59 St James’s Street	Elizabeth T. Kennan	Robert T. Burns
London, England SW1A 1LD	Kenneth R. Leibler	Vice President and
	Robert E. Patterson	Chief Legal Officer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	James P. Pappas
Company, LLC	W. Thomas Stephens	Vice President
One Post Office Square
Boston, MA 02109	Officers	Judith Cohen
	Robert L. Reynolds	Vice President, Clerk, and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Michael Higgins
Boston, MA 02109	Executive Vice President,	Vice President and Treasurer
Principal Executive Officer,
Custodian	and Compliance Liaison	Nancy E. Florek
State Street Bank		Vice President, Assistant Clerk,
and Trust Company	Steven D. Krichmar	Assistant Treasurer, and
	Vice President and	Proxy Manager
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Susan G. Malloy
	Janet C. Smith	Vice President and
Independent Registered	Vice President,	Assistant Treasurer
Public Accounting Firm	Assistant Treasurer, and
PricewaterhouseCoopers LLP	Principal Accounting Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN062
275006 7/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2012	$75,260	$--	$14,922	$39
May 31, 2011	$65,303	$--	$6,571	$ —

For the fiscal years ended May 31, 2012 and May 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $107,713 and $234,792 ,respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2012	$ —	$76,005	$ —	$ —

May 31, 2011	$ —	$191,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 27, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2012

Date of reporting period:	September 19, 2011 (commencement of operations) — May 31, 2012

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Annual report
5|31|12

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Risk Allocation
Fund

Annual report
5 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	61

About the Trustees	62

Officers	64

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Our active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Our use of leverage increases these risks by increasing investment exposure. REITs involve the risks of real estate investing, including declining property values. The use of short selling may result in losses if the securities appreciate in value. Commodities involve the risks of changes in market, political, regulatory, and natural conditions.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Risk Allocation Fund

An active approach to balanced investing that seeks to reduce risk

Most traditional balanced funds offer a static allocation of stocks and bonds, in which stock investments contribute a significant portion of the risk. Putnam Dynamic Risk Allocation Fund seeks to spread risk across a wider variety of investments than a traditional balanced fund, and it can adjust portfolio weightings in response to changing market valuations, conditions, and risk. The fund is overseen by a team of industry veterans who have managed global asset allocation strategies for more than 17 years.

"Static strategies that emphasize stocks can be hurt by unexpected changes in market risk. That's why Putnam Dynamic Risk Allocation Fund has more balanced risks and the flexibility to adjust to changing market opportunities."

Jeffrey L. Knight, CFA
Portfolio Manager
Putnam Dynamic Risk Allocation Fund

Traditional balance and static allocations can lead to unbalanced risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income
40%
Stocks
60%
Stocks
90%
10%
Fixed income
Asset weight
Contribution to risk

Better balance and dynamic allocations can help diminish risk

Putnam Dynamic Risk Allocation Fund takes a "risk parity" approach by investing across a wide array of asset classes that have traditionally been less volatile than stocks. The fund also uses leverage to help seek a better balance of risk and return.

U.S. fixed income
Non-U.S. fixed income
50%
TIPS
Commodities
REITs
50%
High-yield bonds
Emerging-market bonds
20%
U.S. stocks
Non-U.S. stocks
Emerging-market stocks
30%
U.S. stocks
Non-U.S. stocks
Emerging-market stocks
U.S. fixed income
Non-U.S. fixed income
46%
16%
22%
16%
TIPS
Commodities
REITs
High-yield bonds
Emerging-market bonds
Asset weight
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam Research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For the period, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Interview with your fund’s portfolio manager

Jeff, in 2012 we have seen markets decline again heading into the summer months. How did this affect the fund?

The period since the fund’s inception in September was interesting in that there was a big rally followed by a pullback, and neither the most risky assets nor the most conservative performed particularly well. International markets, and Europe in particular, fared poorly, and emerging markets also posted a modest loss. At the same time, avoiding risk entirely was not a winning strategy, either. Returns from short-term securities and government bonds were mildly positive, but not highly rewarding.

In my view, the fund’s balanced-risk strategy was well suited for the market trends of this period. Our basic premise is to invest in a balanced manner across a wide variety of risks through positions we establish with securities and with derivatives. The fund had exposure to several of the better-performing investments, such as U.S. small- and large-cap stocks, as well as high-yield and investment-grade corporate bonds. Of course, at the same time, this meant that we had positions in asset classes that underperformed, such as commodities and international markets, but these weaker investments were not large weightings. We also kept the portfolio’s volatility relatively low, which is something we consider important for investors. During the period the fund’s volatility, as measured by standard deviation, was only about half as much as the S&P 500 Index.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/19/11 (commencement of operations) to 5/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

What is your view of the crisis in Europe, as problems mount in Greece, Spain, and Italy?

It’s a serious situation. Even though the issues began to surface over two years ago, policy interventions so far have addressed symptoms rather than the disease, in my view. For example, after much reluctance, the European Central Bank instituted Long-Term Refinancing Operations during the past winter. This relieved short-term funding pressure on European banks by providing over $1 trillion in liquidity, giving banks access to three-year loans to replace overnight lending. This helped lift markets from January until March, but its effects faded because, our analysis suggests, it does not resolve structural imbalances that created the short-term funding pressure.

Thus far, policy interventions have stimulated short-term relief rallies, but, we believe, did not clear the road for sustained growth. Behind the scenes, of course, European political leaders are negotiating structural reforms. It may take even worse market conditions to push leaders toward a real solution.

One of the fund’s interesting strategies is the pursuit of risk exposures rather than asset class exposures. Can you give an overview of your methods?

The fund establishes a range of risk exposures using a variety of derivatives purchased with cash instruments. For example, owning bond futures contracts and interest-rate swaps allows us to manage interest-rate exposure and hedge rate risk. This is important in both our inflation and interest-rate risk

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The fund’s exposures exceed 100% as a result of the fund’s use of investment leverage.

strategies. We also use similar instruments to hedge prepayment risk. Credit default swaps, another type of derivative, are important tools in building the fund’s credit risk exposures. They’re used to hedge credit and market risk, as well as the risks of individual securities. As a result, the fund can participate in the performance of the high-yield corporate bond sector, without owning high-yield bonds directly.

Do you also employ derivatives with your equity strategies?

Yes, although with equity strategies we also own positions in common stocks, which make up a significant portion of the portfolio. In implementing equity strategies, we use futures contracts to manage exposure to market risk, or to gain equity exposure. Using total return swaps, we manage specific sector, industry, and market exposures, and hedge the risks involved with these exposures.

In the fund’s semiannual update you said you were adding emphasis on U.S. equities. How did this strategy fare?

We saw an opportunity in U.S. stocks during the months of December and January. Our decision was based on the relative resilience of the U.S. economic recovery. Our research suggested that the fundamental performance of U.S. corporations in terms of earnings and profits would remain strong, and this proved to be true. Also, the U.S. market appeared much more attractive than other regions of the world. Over the course of the period, we reduced exposure to Europe because of its debt problems.

This positioning helped portfolio performance. During the second half of the fiscal period, the S&P 500 Index rose 6.2%, while the MSCI EAFE Index (ND) of international stocks declined 4.70%. Emerging markets also lagged the United States, with the MSCI Emerging Markets Index (ND) down

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/12. Short-term holdings and derivatives are excluded. Holdings will vary over time.

1.14%. For the period from the fund’s inception on September 19, 2011, through May 31, 2012, class A shares delivered a 3.77% return before sales charges. The benchmark Putnam Dynamic Risk Allocation Blended Index, which reflects the performance of global stocks, global bonds, and commodities, returned 1.40%.

What other strategies had an impact on performance?

Within the U.S. equity position, we favored large-cap stocks with below-average volatility compared with the market in general. Our research has suggested that in the long term, these low-beta stocks, as they are called, have outperformed the market with less volatility, which flies in the face of conventional thinking on equity investments. As such, this strategy within the asset class fits perfectly within the fund’s overall philosophy, and it performed well in this period.

We also placed an emphasis on credit-risk strategies during the period. We wanted exposure to performance of the high-yield sector because it offered attractive return potential, in our view, even as the corporate default rate has remained below its long-term average. The economic environment during the period also provided support for the high-yield sector, because the moderate pace of growth supported corporate earnings. By contrast, we underweighted commodity investments. Softer global growth has reduced demand for commodities, and prices have fallen. Commodities also have negative carrying costs rather than generating current income.

How did currencies affect performance?

As a global fund, we have a variety of currency exposures in the portfolio. The currency exposures are achieved both by owning international securities, and by active strategies using forward currency contracts, a type of derivative. Forwards allow us to establish specific currency exposures and to hedge foreign exchange risk that we consider unattractive.

Allocations are represented as a percentage of the fund’s portfolio value. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

For the period as a whole, the U.S. dollar was relatively strong, and exposures to international currencies generally did not add to performance. In addition, some of our active currency strategies detracted from portfolio results. We had a short position on the euro amid Europe’s difficulties early in the fiscal period. However, despite Europe’s travails, the single currency remained relatively strong against the dollar at the time we had this position, and weakened much later in the period, when we did not have the same exposure. Also, our positioning in the Australian dollar hindered performance. It has been one of the world’s strongest currencies in recent years, and we expected some weakness. However, the Australian dollar remained relatively strong.

What is your outlook for markets and the fund in coming months?

We have a somewhat pessimistic outlook for markets in the second half of calendar year 2012, and we have reduced some of the portfolio’s risk exposures. We changed our stance because of the situation in Europe and because of signs of a lower trajectory of economic growth in the United States and the global economy. In Europe, the urgency of structural reforms has increased. Spain and Italy face unsustainable borrowing costs, and Greece’s new government wants to pursue relaxing the constraints on its budget.

Recent U.S. economic data, especially a lower level of job creation and lower consumer confidence, suggest that the expansion has shifted to a lower trajectory. While we do not anticipate a recession, it is also difficult to anticipate much of a rebound in the economy. The fiscal policy outlook is negative unless Congress acts before 2013. Currently, taxes are slated to increase and government spending to decrease. Although a last-minute solution remains possible, the uncertainty likely over the next several months could cause businesses to delay hiring and investment decisions.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks, including the possibility of higher interest rates or bond prepayments, as well as to manage exposures to specific equity markets or sectors. Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable to pay. Putnam monitors the counterparty risks we assume. Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties in which collateral is posted on a regular basis to cover the developing gain or loss of open swaps and forward contracts.

In response, we have reduced the fund’s risk exposures, primarily by lowering positions in Europe and emerging markets. We have maintained positions in fixed income, including our high-yield bonds. These securities are supported, we believe, by attractive yield spreads and a low corporate default rate. We have also added a bit to precious metals exposure, anticipating that efforts by central bankers around the world to resuscitate the pace of growth could cause gold prices to rise again.

Jeff, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. At the time, the U.S. government had instituted price controls, and interest rates were kept artificially low to foster financial stability. In several developed economies around the globe, 10-year government bond yields are well below those in the United States.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 5/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(9/19/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	3.77%	–2.20%	3.19%	–1.81%	3.21%	2.21%	3.39%	–0.20%	3.59%	4.02%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For period ended 5/31/12

	Putnam Dynamic Risk	Lipper Global Flexible Portfolio Funds
	Allocation Blended Index	category average*

Life of fund	1.40%	–0.22%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund periods ended 5/31/12, there were 347 funds in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,319 ($9,819 with contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,321 ($10,221 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,980. A $10,000 investment in the fund’s class R and Y shares would have been valued at $10,359 and $10,402, respectively.

Fund price and distribution information For period ended 5/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.0877		$0.0717	$0.0827	$0.0807		$0.0807	$0.0927

Capital gains — Short-term	$0.0423		$0.0423	$0.0423	$0.0423		$0.0423	$0.0423

Capital gains — Long-term	—		—	—	—		—	—

Total	$0.1300		$0.1140	$0.1250	$0.1230		$0.1230	$0.1350

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/19/11*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

5/31/12	10.24	10.86	10.20	10.19	10.21	10.58	10.23	10.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(9/19/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	6.30%	0.19%	5.62%	0.62%	5.64%	4.64%	5.92%	2.24%	6.02%	6.56%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 5/31/12*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Estimated total annual operating expenses for the
fiscal year ended 5/31/12	2.12%	2.87%	2.87%	2.62%	2.37%	1.87%

Annualized expense ratio for the six-month period
ended 5/31/12†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.12	$10.92	$10.92	$9.66	$8.39	$5.86

Ending value (after expenses)	$1,035.60	$1,031.90	$1,032.10	$1,032.90	$1,034.90	$1,037.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.06	$10.83	$10.83	$9.57	$8.32	$5.81

Ending value (after expenses)	$1,018.00	$1,014.25	$1,014.25	$1,015.50	$1,016.75	$1,019.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from Europe, Australasia, and the Far East.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Dynamic Risk Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 19, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 23, 2012

The fund’s portfolio 5/31/12

COMMON STOCKS (35.8%)*	Shares	Value

Basic materials (1.7%)
Allied Nevada Gold Corp. †	1,345	$34,889

American Vanguard Corp.	347	9,352

Assa Abloy AB Class B (Sweden)	4,308	112,040

BASF SE (Germany)	2,136	149,197

Bemis Co., Inc.	1,499	45,510

BHP Billiton PLC (United Kingdom)	2,958	77,551

BHP Billiton, Ltd. (Australia)	5,023	156,426

Buckeye Technologies, Inc.	220	6,096

Cambrex Corp. †	981	7,053

Domtar Corp. (Canada)	34	2,690

FMC Corp.	1,480	75,436

Givaudan SA (Switzerland)	43	40,013

Horsehead Holding Corp. †	536	4,749

Innophos Holdings, Inc.	293	14,791

Innospec, Inc. †	280	7,400

International Flavors & Fragrances, Inc.	992	55,929

K&S AG (Germany)	533	21,302

KapStone Paper and Packaging Corp. †	782	12,074

Koninklijke DSM NV (Netherlands)	1,642	78,451

Koppers Holdings, Inc.	260	9,129

L.B. Foster Co. Class A	72	1,990

Landec Corp. †	966	7,061

Linde AG (Germany)	589	90,516

Minerals Technologies, Inc.	51	3,227

NewMarket Corp.	23	4,803

Newmont Mining Corp.	2,885	136,057

Nitto Denko Corp. (Japan)	4,000	162,328

NN, Inc. †	746	5,759

PolyOne Corp.	774	10,240

PPG Industries, Inc.	1,240	128,266

Rio Tinto PLC (United Kingdom)	2,853	123,033

Rio Tinto, Ltd. (Australia)	1,521	84,244

Royal Gold, Inc.	756	51,136

Sherwin-Williams Co. (The)	854	110,713

Sigma-Aldrich Corp.	1,164	80,747

Syngenta AG (Switzerland)	347	111,823

TPC Group, Inc. †	186	5,876

Tronox, Inc. †	45	7,290

Valspar Corp.	1,230	59,298

voestalpine AG (Austria)	2,647	66,481

W.R. Grace & Co. †	399	20,948

		2,191,914
Capital goods (1.8%)
ABB, Ltd. (Switzerland)	4,892	77,095

Aisin Seiki Co., Ltd. (Japan)	2,800	87,723

American Axle & Manufacturing Holdings, Inc. †	372	3,445

COMMON STOCKS (35.8%)* cont.	Shares	Value

Capital goods cont.
Applied Industrial Technologies, Inc.	445	$16,781

AZZ, Inc.	78	4,183

Ball Corp.	1,793	71,666

Cascade Corp.	186	9,293

Chart Industries, Inc. †	231	14,428

Chase Corp.	325	3,734

Covanta Holding Corp.	2,721	42,556

DXP Enterprises, Inc. †	258	12,126

European Aeronautic Defense and Space Co. NV (France)	3,489	117,461

Franklin Electric Co., Inc.	161	7,876

Fuji Electric Co., Ltd. (Japan)	30,000	69,678

Generac Holdings, Inc. †	213	5,272

General Dynamics Corp.	2,714	173,723

Global Power Equipment Group, Inc. †	280	5,131

Great Lakes Dredge & Dock Corp.	2,310	15,015

Greenbrier Companies, Inc. †	337	4,664

Hitachi, Ltd. (Japan)	31,000	177,629

IHI Corp. (Japan)	17,000	34,929

Kadant, Inc. †	322	7,309

Lockheed Martin Corp.	2,171	179,759

LSB Industries, Inc. †	552	15,357

Mitsubishi Electric Corp. (Japan)	19,000	149,604

NACCO Industries, Inc. Class A	72	7,555

Newport Corp. †	173	2,057

Northrop Grumman Corp.	2,520	148,050

Raytheon Co.	3,244	163,238

Republic Services, Inc.	3,774	99,483

Roper Industries, Inc.	1,158	117,213

Schindler Holding AG (Switzerland)	582	64,566

Singapore Technologies Engineering, Ltd. (Singapore)	12,000	27,565

Smith & Wesson Holding Corp. †	935	6,302

Societe BIC SA (France)	881	86,334

Standex International Corp.	139	5,656

Stericycle, Inc. †	1,115	97,295

Tetra Tech, Inc. †	163	4,073

TriMas Corp. †	804	16,088

Valmont Industries, Inc.	147	16,832

Vinci SA (France)	729	29,336

Waste Connections, Inc.	2,052	63,509

		2,261,589
Communication services (1.2%)
Allot Communications, Ltd. (Israel) †	340	8,847

American Tower Corp. Class A R	1,974	128,073

Aruba Networks, Inc. †	340	4,468

AT&T, Inc.	4,442	151,783

BroadSoft, Inc. †	78	2,130

BT Group PLC (United Kingdom)	57,467	182,851

COMMON STOCKS (35.8%)* cont.	Shares	Value

Communication services cont.
Cincinnati Bell, Inc. †	2,983	$10,560

Deutsche Telekom AG (Germany)	5,872	57,946

EchoStar Corp. Class A †	1,332	37,256

France Telecom SA (France)	5,878	74,121

HSN, Inc.	238	9,258

IAC/InterActiveCorp.	1,652	74,208

InterDigital, Inc.	35	864

Kabel Deutschland Holding AG (Germany) †	1,095	62,166

Loral Space & Communications, Inc.	107	6,452

NeuStar, Inc. Class A †	280	9,010

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,400	103,522

Premiere Global Services, Inc. †	316	2,642

Tele2 AB Class B (Sweden)	3,402	50,707

Telefonica SA (Rights) (Spain) †	5,516	1,603

Telefonica SA (Spain)	5,516	61,294

USA Mobility, Inc.	414	5,142

Verizon Communications, Inc.	9,270	386,003

Vodafone Group PLC (United Kingdom)	35,652	95,499

Windstream Corp.	4,356	40,772

		1,567,177
Conglomerates (0.5%)
AMETEK, Inc.	2,059	104,412

Danaher Corp.	4,110	213,597

General Electric Co.	9,342	178,339

Marubeni Corp. (Japan)	5,000	32,032

Siemens AG (Germany)	824	67,898

		596,278
Consumer cyclicals (4.1%)
Advance Auto Parts, Inc.	683	49,818

Aeon Co., Ltd. (Japan)	5,000	60,618

Alliance Data Systems Corp. †	54	6,804

Amazon.com, Inc. †	1,486	316,384

Ameristar Casinos, Inc.	486	9,088

Ascena Retail Group, Inc. †	593	11,225

AutoZone, Inc. †	203	77,193

Bed Bath & Beyond, Inc. †	1,644	118,779

Belo Corp. Class A	2,546	14,716

Big Lots, Inc. †	1,198	44,027

Bluegreen Corp. †	809	4,085

Brunswick Corp.	340	7,446

Buckle, Inc. (The)	308	12,055

Bunzl PLC (United Kingdom)	4,699	74,123

Cabela’s, Inc. †	531	18,766

Cato Corp. (The) Class A	109	3,128

Christian Dior SA (France)	281	36,878

Cintas Corp.	1,851	68,302

Compass Group PLC (United Kingdom)	4,789	46,968

COMMON STOCKS (35.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Conn’s, Inc. †	607	$10,616

Constant Contact, Inc. †	243	4,921

Daimler AG (Registered Shares) (Germany)	1,594	73,974

Dana Holding Corp.	490	6,527

Deckers Outdoor Corp. †	161	8,963

Deluxe Corp.	520	12,022

Destination Maternity Corp.	328	6,396

Dillards, Inc. Class A	127	8,539

Discovery Communications, Inc. Class A †	1,914	95,891

Dollar General Corp. †	1,065	52,089

Dollar Tree, Inc. †	917	94,616

DSW, Inc. Class A	132	7,878

Dun & Bradstreet Corp. (The)	831	56,151

Ecolab, Inc.	2,144	135,522

Equifax, Inc.	1,862	84,107

Expedia, Inc.	1,187	54,471

Express, Inc. †	670	12,395

Finish Line, Inc. (The) Class A	734	15,135

G-III Apparel Group, Ltd. †	424	10,477

Genesco, Inc. †	88	5,852

Global Cash Access Holdings, Inc. †	1,811	12,768

Global Payments, Inc.	1,516	64,400

GNC Holdings, Inc. Class A	339	13,062

Helen of Troy, Ltd. (Bermuda) †	163	5,131

Hino Motors, Ltd. (Japan)	14,000	93,083

Home Depot, Inc. (The)	6,325	312,076

Host Hotels & Resorts, Inc. R	4,849	73,996

Industria de Diseno Textil (Inditex) SA (Spain)	1,080	89,530

Isuzu Motors, Ltd. (Japan)	25,000	133,678

Kimberly-Clark Corp.	3,606	286,136

Kingfisher PLC (United Kingdom)	17,239	75,206

Kohl’s Corp.	1,796	82,293

La-Z-Boy, Inc. †	859	12,120

Leapfrog Enterprises, Inc. †	1,466	15,276

LIN TV Corp. Class A †	960	2,765

McGraw-Hill Cos., Inc. (The)	2,086	90,491

Men’s Wearhouse, Inc. (The)	297	10,689

Moody’s Corp.	2,734	100,037

MSC Industrial Direct Co., Inc. Class A	799	57,296

Next PLC (United Kingdom)	2,470	115,625

Nu Skin Enterprises, Inc. Class A	129	5,532

O’Reilly Automotive, Inc. †	954	91,384

Omnicom Group, Inc.	1,924	91,736

OPAP SA (Greece) †	4,982	26,571

Perry Ellis International, Inc. †	308	5,793

PetSmart, Inc.	1,045	67,340

COMMON STOCKS (35.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Pier 1 Imports, Inc.	456	$7,433

Priceline.com, Inc. †	265	165,755

PVH Corp.	79	6,399

Randstad Holding NV (Netherlands)	565	15,421

Rent-A-Center, Inc.	194	6,532

Ross Stores, Inc.	1,671	105,657

Scotts Miracle-Gro Co. (The) Class A	746	32,205

Scripps Networks Interactive Class A	970	53,127

Select Comfort Corp. †	265	7,250

Shuffle Master, Inc. †	328	5,202

Sinclair Broadcast Group, Inc. Class A	1,281	10,427

Sonic Automotive, Inc. Class A	1,767	26,311

Sony Corp. (Japan)	11,600	155,436

Standard Parking Corp. †	295	5,608

Suzuki Motor Corp. (Japan)	4,800	99,969

Swire Pacific, Ltd. Class A (Hong Kong)	13,000	140,191

Target Corp.	3,342	193,535

Tempur-Pedic International, Inc. †	239	11,044

Thor Industries, Inc.	168	5,166

TNS, Inc. †	848	15,162

Towers Watson & Co. Class A	1,016	61,224

Town Sports International Holdings, Inc. †	557	6,522

Tupperware Brands Corp.	680	36,754

ValueClick, Inc. †	134	2,350

Verisk Analytics, Inc. Class A †	1,848	88,519

Viacom, Inc. Class B	3,006	143,476

Volkswagen AG (Preference) (Germany)	568	90,865

VOXX International Corp. †	1,009	9,949

Warnaco Group, Inc. (The) †	122	5,430

Whirlpool Corp.	119	7,364

Williams-Sonoma, Inc.	174	6,074

		5,197,316
Consumer staples (4.1%)
AFC Enterprises †	1,194	25,504

Altria Group, Inc.	12,976	417,697

Anheuser-Busch InBev NV (Belgium)	1,071	72,492

Avis Budget Group, Inc. †	1,393	20,686

Barrett Business Services, Inc.	204	4,029

Beacon Roofing Supply, Inc. †	415	10,313

Brinker International, Inc.	1,407	45,460

British American Tobacco (BAT) PLC (United Kingdom)	2,235	105,222

Career Education Corp. †	358	2,341

Church & Dwight Co., Inc.	2,593	138,051

Coca-Cola Co. (The)	809	60,457

ConAgra Foods, Inc.	5,815	146,247

Corinthian Colleges, Inc. †	1,455	3,987

Diageo PLC (United Kingdom)	3,224	76,857

COMMON STOCKS (35.8%)* cont.	Shares	Value

Consumer staples cont.
DineEquity, Inc. †	69	$3,312

Distribuidora Internacional de Alimentacion SA (Spain) †	9,152	40,099

Dollar Thrifty Automotive Group †	63	5,140

Dr. Pepper Snapple Group, Inc.	3,579	147,670

Heineken Holding NV (Netherlands)	1,780	72,137

Herbalife, Ltd.	15,965	715,072

Japan Tobacco, Inc. (Japan)	25	139,421

Kao Corp. (Japan)	3,300	85,364

Kerry Group PLC Class A (Ireland)	1,780	76,819

Koninklijke Ahold NV (Netherlands)	8,388	98,758

Kroger Co. (The)	7,443	163,820

Lincoln Educational Services Corp.	199	1,154

Lorillard, Inc.	1,542	190,591

McDonald’s Corp.	3,764	336,276

Nestle SA (Switzerland)	4,307	244,639

Panera Bread Co. Class A †	309	45,408

Papa John’s International, Inc. †	137	6,373

Philip Morris International, Inc.	6,542	552,864

Prestige Brands Holdings, Inc. †	347	4,764

Procter & Gamble Co. (The)	2,174	135,418

Reynolds American, Inc.	4,298	179,828

SABMiller PLC (United Kingdom)	1,253	46,400

Sally Beauty Holdings, Inc. †	272	7,189

Spartan Stores, Inc.	288	4,824

Starbucks Corp.	3,685	202,270

Tesco PLC (United Kingdom)	4,930	23,001

Toyota Tsusho Corp. (Japan)	5,300	97,870

Unilever PLC (United Kingdom)	1,712	54,114

USANA Health Sciences, Inc. †	114	4,606

W.W. Grainger, Inc.	614	118,901

Woolworths, Ltd. (Australia)	3,540	91,173

Yum! Brands, Inc.	2,398	168,723

		5,193,341
Energy (2.8%)
Alpha Natural Resources, Inc. †	491	5,146

Basic Energy Services, Inc. †	648	7,348

BP PLC (United Kingdom)	13,381	81,335

Chevron Corp.	6,312	620,533

Clayton Williams Energy, Inc. †	84	4,800

Cloud Peak Energy, Inc. †	281	4,350

Compagnie Generale de Geophysique-Veritas
(CGG-Veritas) (France) †	4,418	96,475

ConocoPhillips	6,054	315,777

Contango Oil & Gas Co. †	82	4,308

CVR Energy, Inc. (Escrow)	401	—

Delek US Holdings, Inc.	317	5,107

Energy Partners, Ltd. †	497	7,848

COMMON STOCKS (35.8%)* cont.	Shares	Value

Energy cont.
ENI SpA (Italy)	6,243	$121,066

Exxon Mobil Corp.	12,249	963,139

FMC Technologies, Inc. †	2,776	111,706

Helix Energy Solutions Group, Inc. †	905	15,503

HollyFrontier Corp.	3,145	92,715

Key Energy Services, Inc. †	942	9,335

Marathon Oil Corp.	5,768	143,681

Mitcham Industries, Inc. †	342	6,464

Murphy Oil Corp.	2,227	103,823

Petrofac, Ltd. (United Kingdom)	5,867	140,052

Phillips 66 †	3,027	90,901

Repsol YPF SA (Spain)	2,607	39,156

REX American Resources Corp. †	222	4,089

Rosetta Resources, Inc. †	109	4,217

Royal Dutch Shell PLC Class A (United Kingdom)	4,801	149,359

Royal Dutch Shell PLC Class B (United Kingdom)	4,418	142,511

Statoil ASA (Norway)	5,534	125,450

Stone Energy Corp. †	689	16,233

Swift Energy Co. †	392	7,805

Total SA (France)	2,601	112,541

Unit Corp. †	146	5,809

Vaalco Energy, Inc. †	1,769	15,090

W&T Offshore, Inc.	392	6,025

Western Refining, Inc.	336	6,498

		3,586,195
Financials (7.7%)
3i Group PLC (United Kingdom)	11,589	31,357

ACE, Ltd.	3,534	255,614

Agree Realty Corp. R	288	6,025

AIA Group, Ltd. (Hong Kong)	23,000	74,972

Alexandria Real Estate Equities, Inc. R	192	13,144

Allianz SE (Germany)	618	56,003

Allied World Assurance Co. Holdings AG	1,837	141,265

American Capital Agency Corp. R	128	4,182

American Equity Investment Life Holding Co.	953	10,083

American Express Co.	6,601	368,534

American Safety Insurance Holdings, Ltd. †	473	8,495

Amtrust Financial Services, Inc.	152	4,370

Apartment Investment & Management Co. Class A R	3,875	104,896

Apollo Commercial Real Estate Finance, Inc. R	493	7,829

Apollo Residential Mortgage, Inc.	420	7,875

Arch Capital Group, Ltd. †	4,139	158,234

Arlington Asset Investment Corp. Class A	182	4,110

ARMOUR Residential REIT, Inc. R	934	6,519

Ashford Hospitality Trust, Inc. R	6,326	54,087

Assured Guaranty, Ltd. (Bermuda)	632	7,546

Australia & New Zealand Banking Group, Ltd. (Australia)	6,883	140,129

COMMON STOCKS (35.8%)* cont.	Shares	Value

Financials cont.
AvalonBay Communities, Inc. R	1,275	$178,181

AXA SA (France)	6,606	74,956

Banco Santander Central Hispano SA (Spain)	8,906	47,365

Bank of Hawaii Corp.	1,312	60,798

Bank of the Ozarks, Inc.	220	6,389

Barclays PLC (United Kingdom)	42,402	116,575

Berkshire Hathaway, Inc. Class B †	3,198	253,793

BNP Paribas SA (France) †	2,707	86,347

Boston Properties, Inc. R	1,110	114,252

BRE Properties R	143	7,040

Camden Property Trust R	1,821	118,565

Cardinal Financial Corp.	620	7,068

Cardtronics, Inc. †	301	8,434

CBL & Associates Properties, Inc. R	738	12,885

Chubb Corp. (The)	2,213	159,491

Citizens & Northern Corp.	349	6,090

CNO Financial Group, Inc. †	1,285	8,815

Commerce Bancshares, Inc.	1,813	70,236

Commonwealth Bank of Australia (Australia)	3,148	151,483

CommonWealth REIT R	3,291	58,086

Corporate Office Properties Trust R	2,645	58,216

DBS Group Holdings, Ltd. (Singapore)	6,000	61,555

DCT Industrial Trust, Inc. R	6,861	39,931

Deutsche Bank AG (Germany) †	2,225	80,310

Dexus Property Group (Australia)	79,783	73,054

Digital Realty Trust, Inc. R	1,363	96,460

Discover Financial Services	5,504	182,237

Duke Realty Corp. R	5,561	76,964

Dynex Capital, Inc. R	682	6,336

East West Bancorp, Inc.	949	21,248

Entertainment Properties Trust R	1,422	58,686

Equity Residential Trust R	5,585	341,244

Essex Property Trust, Inc. R	421	63,344

Everest Re Group, Ltd.	1,576	160,941

Federal Realty Investment Trust R	1,871	183,882

Financial Institutions, Inc.	372	6,078

First Financial Bancorp	296	4,547

First Industrial Realty Trust † R	3,108	37,078

Flushing Financial Corp.	667	8,604

FXCM, Inc. Class A	411	4,225

General Growth Properties R	2,269	38,006

Genworth Financial, Inc. Class A †	1,223	6,409

Glimcher Realty Trust R	694	6,385

Hachijuni Bank, Ltd. (The) (Japan)	12,000	57,427

Hang Lung Group, Ltd. (Hong Kong)	11,000	63,634

Hanmi Financial Corp. †	746	7,005

COMMON STOCKS (35.8%)* cont.	Shares	Value

Financials cont.
HCP, Inc. R	3,101	$126,645

Health Care REIT, Inc. R	1,448	80,321

Heartland Financial USA, Inc.	237	4,503

HFF, Inc. Class A †	1,132	14,807

Highwoods Properties, Inc. R	2,066	66,649

Home Bancshares, Inc.	258	7,258

HSBC Holdings PLC (United Kingdom)	26,040	205,669

Insurance Australia Group, Ltd. (Australia)	26,061	84,535

Interactive Brokers Group, Inc. Class A	796	11,351

Invesco Mortgage Capital, Inc. R	258	4,680

Investment AB Kinnevik Class B (Sweden)	4,476	78,765

Israel Corp., Ltd. (The) (Israel)	152	85,018

Jones Lang LaSalle, Inc.	300	21,750

JPMorgan Chase & Co.	2,247	74,488

Kimco Realty Corp. R	7,651	137,335

Lexington Realty Trust R	9,198	76,435

Liberty Property Trust R	3,455	119,785

Lloyds Banking Group PLC (United Kingdom) †	131,993	52,085

LTC Properties, Inc. R	396	12,779

M&T Bank Corp.	1,713	139,301

Macerich Co. (The) R	742	42,331

Mack-Cali Realty Corp. R	2,400	65,376

Maiden Holdings, Ltd. (Bermuda)	623	5,071

MainSource Financial Group, Inc.	556	6,149

MarketAxess Holdings, Inc.	35	1,130

MFA Financial, Inc. R	1,005	7,658

Mission West Properties R	526	4,424

Mitsubishi UFJ Financial Group, Inc. (Japan)	18,300	79,403

Nasdaq OMX Group, Inc. (The) †	2,503	54,766

National Australia Bank, Ltd. (Australia)	2,772	60,701

National Financial Partners Corp. †	288	3,830

National Health Investors, Inc. R	1,584	76,460

Nelnet, Inc. Class A	325	7,586

Newcastle Investment Corp. R	1,350	8,964

Northern Trust Corp.	2,737	118,184

Ocwen Financial Corp. †	1,016	16,286

One Liberty Properties, Inc. R	423	7,500

ORIX Corp. (Japan)	810	70,084

Pennsylvania Real Estate Investment Trust R	4,914	62,310

People’s United Financial, Inc.	7,351	85,492

Peoples Bancorp, Inc.	372	6,982

Popular, Inc. (Puerto Rico) †	293	4,474

Portfolio Recovery Associates, Inc. †	40	2,764

Post Properties, Inc. R	2,009	97,256

Prologis, Inc. R	3,484	111,418

Protective Life Corp.	281	7,407

COMMON STOCKS (35.8%)* cont.	Shares	Value

Financials cont.
Prudential PLC (United Kingdom)	6,752	$71,002

PS Business Parks, Inc. R	146	9,620

Public Storage R	2,447	326,601

Rayonier, Inc. R	1,055	45,333

Realty Income Corp. R	1,686	64,624

Regency Centers Corp. R	211	9,244

RenaissanceRe Holdings, Ltd.	1,835	141,423

Republic Bancorp, Inc. Class A	114	2,405

Resona Holdings, Inc. (Japan)	11,900	44,800

Senior Housing Properties Trust R	257	5,307

Simon Property Group, Inc. R	4,507	664,873

SL Green Realty Corp. R	443	33,229

Southside Bancshares, Inc.	456	9,567

Sovran Self Storage, Inc. R	161	7,945

St. Joe Co. (The) †	1,337	21,352

Standard Chartered PLC (United Kingdom)	2,347	47,598

Starwood Property Trust, Inc. R	199	3,988

Stockland (Units) (Australia) R	21,470	66,715

Suncorp Group, Ltd. (Australia)	8,867	67,026

Sunstone Hotel Investors, Inc. † R	5,853	58,589

Svenska Handelsbanken AB Class A (Sweden)	2,718	76,359

Swedbank AB Class A (Sweden)	5,453	78,082

Swiss Life Holding AG (Switzerland)	903	72,763

SWS Group, Inc.	985	5,664

Symetra Financial Corp.	623	7,040

Taubman Centers, Inc. R	151	11,023

UDR, Inc. R	979	25,356

Universal Health Realty Income Trust R	52	2,010

Urstadt Biddle Properties, Inc. Class A R	288	5,126

Validus Holdings, Ltd.	3,530	110,771

Virginia Commerce Bancorp, Inc. †	929	7,664

Vornado Realty Trust R	1,216	99,615

W.R. Berkley Corp.	3,879	148,643

Walker & Dunlop, Inc. †	296	3,472

Washington Banking Co.	441	5,984

Weingarten Realty Investors R	3,888	99,455

Wells Fargo & Co.	2,694	86,343

Westpac Banking Corp. (Australia)	3,322	65,658

Wheelock and Co., Ltd. (Hong Kong)	13,000	38,774

		9,825,132
Government (—%)
Banco Latinoamericano de Exportaciones SA Class E (Panama)	673	13,124

		13,124
Health care (3.8%)
Abbott Laboratories	5,548	342,811

ABIOMED, Inc. †	371	7,542

Aetna, Inc.	2,852	116,618

COMMON STOCKS (35.8%)* cont.	Shares	Value

Health care cont.
Affymax, Inc. †	503	$7,112

Alfresa Holdings Corp. (Japan)	1,000	48,494

Amarin Corp. PLC ADR (Ireland) †	167	1,979

Amedisys, Inc. †	52	570

AmerisourceBergen Corp.	2,461	91,032

Amgen, Inc.	3,238	225,106

AmSurg Corp. †	158	4,317

Assisted Living Concepts, Inc. Class A	443	6,131

AstraZeneca PLC (United Kingdom)	2,165	87,406

athenahealth, Inc. †	56	4,071

AVEO Pharmaceuticals, Inc. †	201	2,559

Bayer AG (Germany)	425	26,913

Biogen Idec, Inc. †	1,190	155,593

Bristol-Myers Squibb Co.	6,854	228,512

C.R. Bard, Inc.	884	85,916

Cardinal Health, Inc.	2,849	117,892

Centene Corp. †	196	7,083

Charles River Laboratories International, Inc. †	154	5,141

Coloplast A/S Class B (Denmark)	425	73,196

Computer Programs & Systems, Inc.	72	3,917

Conmed Corp.	450	12,056

Cubist Pharmaceuticals, Inc. †	225	9,027

Elan Corp. PLC ADR (Ireland) †	728	10,163

Eli Lilly & Co.	4,507	184,562

Endo Pharmaceuticals Holdings, Inc. †	131	4,260

Forest Laboratories, Inc. †	1,983	69,405

Fresenius SE & Co. KGgA (Germany)	825	78,002

Gentiva Health Services, Inc. †	152	853

Gilead Sciences, Inc. †	3,576	178,621

GlaxoSmithKline PLC (United Kingdom)	9,556	212,104

Greatbatch, Inc. †	618	12,830

HealthSouth Corp. †	723	13,838

Hi-Tech Pharmacal Co., Inc. †	218	6,298

Humana, Inc.	1,345	102,745

Jazz Pharmaceuticals PLC (Ireland) †	664	28,685

Johnson & Johnson	2,020	126,109

Kindred Healthcare, Inc. †	776	6,418

Lincare Holdings, Inc.	190	4,357

McKesson Corp.	1,786	155,882

MedAssets, Inc. †	1,177	13,324

Medicines Co. (The) †	1,026	22,551

Medicis Pharmaceutical Corp. Class A	310	11,191

Merck & Co., Inc.	630	23,675

Metropolitan Health Networks, Inc. †	877	7,630

Molina Healthcare, Inc. †	639	16,301

Novartis AG (Switzerland)	2,745	142,990

COMMON STOCKS (35.8%)* cont.	Shares	Value

Health care cont.
Novo Nordisk A/S Class B (Denmark)	772	$102,985

Obagi Medical Products, Inc. †	1,216	15,066

Omega Healthcare Investors, Inc. R	3,399	71,753

Omnicare, Inc.	299	9,424

Onyx Pharmaceuticals, Inc. †	84	3,846

OraSure Technologies, Inc. †	1,392	14,407

Orion Oyj Class B (Finland)	2,366	41,372

Otsuka Holdings Company, Ltd. (Japan)	4,100	129,028

Par Pharmaceutical Cos., Inc. †	697	24,980

PDL BioPharma, Inc.	1,371	8,898

Pernix Therapeutics Holdings †	395	2,556

Perrigo Co.	624	64,827

Pfizer, Inc.	5,183	113,352

Quality Systems, Inc.	270	7,725

Questcor Pharmaceuticals, Inc. †	144	5,962

ResMed, Inc. †	2,017	62,487

Roche Holding AG-Genusschein (Switzerland)	1,262	197,891

RTI Biologics, Inc. †	1,291	4,635

Sabra Health Care REIT, Inc. R	2,298	33,045

Salix Pharmaceuticals, Ltd. †	139	7,202

Sanofi (France)	2,926	199,674

Spectrum Pharmaceuticals, Inc. †	938	10,871

STAAR Surgical Co. †	1,660	14,093

Suzuken Co., Ltd. (Japan)	2,000	62,226

Synergetics USA, Inc. †	743	2,660

Triple-S Management Corp. Class B (Puerto Rico) †	204	3,541

United Therapeutics Corp. †	45	1,991

UnitedHealth Group, Inc.	5,337	297,644

Ventas, Inc. R	3,716	218,575

ViroPharma, Inc. †	602	12,124

Warner Chilcott PLC Class A (Ireland) †	597	11,259

WellCare Health Plans, Inc. †	286	16,150

		4,876,037
Technology (6.4%)
Acacia Research — Acacia Technologies †	87	3,025

Accenture PLC Class A	3,955	225,831

Acme Packet, Inc. †	192	4,393

Actuate Corp. †	2,783	18,590

Acxiom Corp. †	879	12,368

Altera Corp.	4,079	136,279

Analog Devices, Inc.	3,965	144,207

Anixter International, Inc.	104	5,981

Apple, Inc. †	5,969	3,448,470

ASML Holding NV (Netherlands)	1,493	68,673

Aspen Technology, Inc. †	280	6,188

Avago Technologies, Ltd. (Singapore)	3,389	112,176

BMC Software, Inc. †	2,507	106,096

COMMON STOCKS (35.8%)* cont.	Shares	Value

Technology cont.
Cirrus Logic, Inc. †	268	$7,697

Cisco Systems, Inc.	24,442	399,138

Coherent, Inc. †	106	4,679

Computershare, Ltd. (Australia)	3,227	24,487

Concur Technologies, Inc. †	82	5,072

EnerSys †	343	11,312

Fair Isaac Corp.	502	20,411

FEI Co. †	381	17,438

Fujitsu, Ltd. (Japan)	32,000	140,071

Google, Inc. Class A †	914	530,906

GSI Group, Inc. †	889	10,321

IBM Corp.	3,603	695,019

Infineon Technologies AG (Germany)	9,282	73,438

InnerWorkings, Inc. †	417	4,916

Integrated Silicon Solutions, Inc. †	532	4,980

Intel Corp.	2,464	63,670

Intuit, Inc.	2,628	147,772

Ixia †	322	3,407

JDA Software Group, Inc. †	427	11,819

KLA-Tencor Corp.	2,744	125,758

Kulicke & Soffa Industries, Inc. †	1,070	11,256

L-3 Communications Holdings, Inc.	1,332	90,829

Lam Research Corp. †	2,737	102,090

LivePerson, Inc. †	304	5,247

Manhattan Associates, Inc. †	130	6,175

Maxim Integrated Products, Inc.	4,729	118,982

Microchip Technology, Inc.	3,412	105,840

Microsoft Corp.	22,355	652,542

Monotype Imaging Holdings, Inc. †	301	4,124

MTS Systems Corp.	151	5,838

Netscout Systems, Inc. †	486	9,744

Nova Measuring Instruments, Ltd. (Israel) †	709	5,084

NTT Data Corp. (Japan)	11	31,627

Omnivision Technologies, Inc. †	231	3,738

Parametric Technology Corp. †	258	5,212

Photronics, Inc. †	941	5,646

Plantronics, Inc.	170	5,115

Procera Networks, Inc. †	203	4,243

RealPage, Inc. †	220	3,927

Rudolph Technologies, Inc. †	664	5,724

SAP AG (Germany)	542	31,102

Silicon Graphics International Corp. †	591	3,481

Skyworks Solutions, Inc. †	245	6,581

Softbank Corp. (Japan)	4,200	131,317

SolarWinds, Inc. †	109	4,999

Synchronoss Technologies, Inc. †	130	2,328

COMMON STOCKS (35.8%)* cont.	Shares	Value

Technology cont.
Teradyne, Inc. †	395	$5,708

TIBCO Software, Inc. †	435	11,636

TTM Technologies, Inc. †	489	4,518

Tyler Technologies, Inc. †	117	4,364

Ultimate Software Group, Inc. †	63	5,061

Unisys Corp. †	81	1,273

VASCO Data Security International, Inc. †	1,536	10,737

Websense, Inc. †	285	5,295

Xilinx, Inc.	3,870	123,724

Xyratex, Ltd. (United Kingdom)	434	4,965

		8,134,660
Transportation (0.7%)
Alaska Air Group, Inc. †	188	6,448

Central Japan Railway Co. (Japan)	23	187,264

ComfortDelgro Corp., Ltd. (Singapore)	37,000	42,209

Copa Holdings SA Class A (Panama)	709	58,861

International Consolidated Airlines Group SA (United Kingdom) †	15,236	33,576

J. B. Hunt Transport Services, Inc.	1,493	85,295

Neptune Orient Lines, Ltd. (Singapore) †	62,000	51,242

Southwest Airlines Co.	10,596	95,682

Swift Transportation Co. †	1,295	13,740

United Parcel Service, Inc. Class B	4,336	324,940

US Airways Group, Inc. †	651	8,606

		907,863
Utilities and power (1.0%)
Chubu Electric Power, Inc. (Japan)	1,600	24,461

CMS Energy Corp.	3,497	81,480

DTE Energy Co.	1,882	106,954

Enel SpA (Italy)	19,839	56,641

Entergy Corp.	1,789	115,444

GDF Suez (France)	3,793	75,374

ITC Holdings Corp.	818	56,401

Kinder Morgan, Inc. S	3,198	109,340

National Grid PLC (United Kingdom)	12,660	126,884

PG&E Corp.	3,471	151,683

Pinnacle West Capital Corp.	1,539	75,996

Red Electrica Corp. SA (Spain)	2,029	75,131

Spectra Energy Corp.	5,778	165,886

Toho Gas Co., Ltd. (Japan)	9,000	50,995

Westar Energy, Inc.	2,023	57,884

		1,330,554

Total common stocks (cost $47,706,150)		$45,681,180

COMMODITY LINKED NOTES (2.3%)*	Principal amount		Value

Deutsche Bank AG/London notes Ser. 00DL, 1-month LIBOR
less 0.16%, 2013 (Indexed to the DB Commodity Booster OYE
Benchmark Light Energy TR Index multiplied by 3) (United Kingdom)		$440,000	$293,568

Deutsche Bank AG/London 144A Ser. 0005, 1-month LIBOR
less 0.16%, 2013 (Indexed to the DB Commodity Booster OYE
Benchmark Light Energy TR Index multiplied by 3) (United Kingdom)		3,400,000	2,174,980

UBS AG/Jersey Branch 144A 1-month LIBOR, 2012 (Indexed to
the UBS Bloomberg CMCI TR Index multiplied by 3) (Jersey)		749,000	479,239

Total commodity linked notes (cost $4,589,000)			$2,947,787

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-13/$108.00	30,279	$167,794

SPDR S&P 500 ETF Trust (Put)	Apr-13/117.00	14,706	106,446

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	9,176	58,687

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	5,350	34,217

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	12,741	70,143

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	1,785	9,827

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	9,562	38,592

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	4,963	20,087

SPDR S&P 500 ETF Trust (Put)	Dec-12/102.00	14,525	35,558

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	10,578	17,026

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	3,944	6,348

SPDR S&P 500 ETF Trust (Put)	Oct-12/100.00	10,577	14,113

SPDR S&P 500 ETF Trust (Put)	Oct-12/100.00	3,945	5,264

SPDR S&P 500 ETF Trust (Put)	Sep-12/125.00	9,176	42,410

SPDR S&P 500 ETF Trust (Put)	Sep-12/125.00	5,350	24,727

SPDR S&P 500 ETF Trust (Put)	Aug-12/121.00	12,741	32,005

SPDR S&P 500 ETF Trust (Put)	Aug-12/121.00	1,785	4,484

SPDR S&P 500 ETF Trust (Put)	Jul-12/117.00	14,525	15,890

SPDR S&P 500 ETF Trust (Put)	Jun-12/121.00	14,525	357

Total purchased options outstanding (cost $684,547)			$703,975

INVESTMENT COMPANIES (0.2%)*		Shares	Value

iShares Russell 2000 Growth Index Fund		357	$31,084

Vanguard REIT ETF R		3,813	238,389

Total investment companies (cost $283,727)			$269,473

SHORT-TERM INVESTMENTS (64.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.22% [d]		69,000	$69,000

Putnam Money Market Liquidity Fund 0.12% [e]		57,732,468	57,732,468

SSgA Prime Money Market Fund 0.10% P		470,000	470,000

U.S. Treasury Bills with an effective yield of 0.199%,
March 7, 2013 # ##		$4,000,000	3,995,050

U.S. Treasury Bills with effective yields ranging from
0.167% to 0.182%, May 2, 2013 ##		12,000,000	11,980,877

U.S. Treasury Bills with effective yields ranging from
0.155% to 0.156%, January 10, 2013		750,000	749,342

SHORT-TERM INVESTMENTS (64.4%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.140% to 0.145%, February 7, 2013 #	3,500,000	$3,496,431

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.142%, October 18, 2012	1,750,000	1,749,230

U.S. Treasury Bills with effective yields ranging from
0.105% to 0.106%, December 13, 2012 #	1,000,000	999,471

U.S. Treasury Bills with effective yields ranging from
0.094% to 0.096%, August 23, 2012 #	145,000	144,976

U.S. Treasury Bills with effective yields ranging from
0.092% to 0.094%, November 15, 2012 #	500,000	499,737

U.S. Treasury Bills with effective yields ranging from
0.052% to 0.079%, July 26, 2012 #	330,000	329,961

Total short-term investments (cost $82,214,755)		$82,216,543

TOTAL INVESTMENTS

Total investments (cost $135,478,179)		$131,818,958

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 19, 2011 (commencement of operations) through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $127,587,992.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $101,697,938 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $18,598,592)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	6/20/12	$24,414	$25,824	$(1,410)

	Japanese Yen	Sell	6/20/12	5,314	4,808	(506)

Barclay’s Bank, PLC

	Australian Dollar	Sell	6/20/12	3,307	3,621	314

	British Pounds	Buy	6/20/12	147,637	155,368	(7,731)

	Euro	Buy	6/20/12	1,453,857	1,558,329	(104,472)

	Hong Kong Dollar	Sell	6/20/12	27,753	27,749	(4)

	Japanese Yen	Buy	6/20/12	15,418	15,250	168

	Japanese Yen	Sell	6/20/12	15,418	15,066	(352)

	Malaysian Ringgit	Buy	6/20/12	10,205	10,518	(313)

	Polish Zloty	Buy	6/20/12	15,818	17,597	(1,779)

	Polish Zloty	Sell	6/20/12	15,818	17,520	1,702

	Swedish Krona	Sell	6/20/12	35,823	38,683	2,860

	Swiss Franc	Sell	6/20/12	103	110	7

Citibank, N.A.

	Australian Dollar	Sell	6/20/12	20,231	21,415	1,184

	British Pounds	Sell	6/20/12	13,562	14,275	713

	Danish Krone	Buy	6/20/12	76,064	80,872	(4,808)

	Euro	Buy	6/20/12	156,923	168,204	(11,281)

	Hong Kong Dollar	Buy	6/20/12	27,753	27,748	5

	Hong Kong Dollar	Sell	6/20/12	27,753	27,769	16

	Japanese Yen	Buy	6/20/12	120,731	117,791	2,940

	Norwegian Krone	Sell	6/20/12	10,917	11,665	748

	Polish Zloty	Buy	6/20/12	15,818	17,518	(1,700)

	Singapore Dollar	Buy	6/20/12	8,692	9,030	(338)

	Swiss Franc	Sell	6/20/12	41,808	44,710	2,902

Credit Suisse AG

	Australian Dollar	Buy	6/20/12	17,994	19,049	(1,055)

	British Pounds	Buy	6/20/12	231,781	243,832	(12,051)

	Euro	Buy	6/20/12	146,536	156,974	(10,438)

	Japanese Yen	Buy	6/20/12	2,000,684	1,955,227	45,457

	Norwegian Krone	Sell	6/20/12	43,866	46,871	3,005

	Swedish Krona	Sell	6/20/12	107,401	116,001	8,600

	Swiss Franc	Sell	6/20/12	244,053	260,826	16,773

Deutsche Bank AG

	Australian Dollar	Sell	6/20/12	254,739	269,342	14,603

	British Pounds	Sell	6/20/12	233,168	246,259	13,091

	Euro	Buy	6/20/12	1,525,950	1,635,420	(109,470)

	Malaysian Ringgit	Buy	6/20/12	10,205	10,661	(456)

	Malaysian Ringgit	Sell	6/20/12	10,205	10,479	274

	Swiss Franc	Sell	6/20/12	18,536	19,816	1,280

FORWARD CURRENCY CONTRACTS at 5/31/12 (aggregate face value $18,598,592) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Goldman Sachs International

	Australian Dollar	Sell	6/20/12	$6,517	$6,899	$382

	Euro	Buy	6/20/12	353,788	378,837	(25,049)

	Japanese Yen	Buy	6/20/12	944,811	923,614	21,197

HSBC Bank USA, National Association

	Australian Dollar	Sell	6/20/12	6,225	6,582	357

	British Pounds	Sell	6/20/12	25,736	27,084	1,348

	Euro	Sell	6/20/12	185,859	198,797	12,938

	Japanese Yen	Sell	6/20/12	158,816	155,203	(3,613)

	New Zealand Dollar	Buy	6/20/12	1,355	1,454	(99)

	Singapore Dollar	Sell	6/20/12	14,357	14,913	556

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	6/20/12	63,125	66,530	3,405

	British Pounds	Buy	6/20/12	294,966	310,398	(15,432)

	Euro	Buy	6/20/12	321,513	344,468	(22,955)

	Hong Kong Dollar	Sell	6/20/12	97,472	97,526	54

	Japanese Yen	Buy	6/20/12	2,135,639	2,087,336	48,303

	Mexican Peso	Buy	6/20/12	54,348	60,082	(5,734)

	Singapore Dollar	Sell	6/20/12	52,306	54,652	2,346

	Swedish Krona	Sell	6/20/12	11,514	12,439	925

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	6/20/12	89,874	94,848	(4,974)

	British Pounds	Sell	6/20/12	58,407	61,276	2,869

	Euro	Buy	6/20/12	195,752	207,944	(12,192)

	Japanese Yen	Sell	6/20/12	49,743	48,589	(1,154)

	Swiss Franc	Sell	6/20/12	67,347	72,011	4,664

	State Street Bank and Trust Co.

	Australian Dollar	Buy	6/20/12	30,930	32,737	(1,807)

	British Pounds	Buy	6/20/12	150,411	158,334	(7,923)

	Canadian Dollar	Buy	6/20/12	330,889	345,755	(14,866)

	Euro	Buy	6/20/12	2,032,332	2,174,810	(142,478)

	Israeli Shekel	Sell	6/20/12	39,347	40,660	1,313

	Japanese Yen	Buy	6/20/12	2,732,426	2,669,582	62,844

	Norwegian Krone	Buy	6/20/12	5,475	5,849	(374)

	Westpac Banking Corp.

	Australian Dollar	Buy	6/20/12	22,177	22,159	18

	Australian Dollar	Sell	6/20/12	22,177	23,185	1,008

	British Pounds	Sell	6/20/12	66,421	69,891	3,470

	Canadian Dollar	Buy	6/20/12	186,204	194,492	(8,288)

	Japanese Yen	Buy	6/20/12	212,220	207,459	4,761

	Total					$(245,702)

FUTURES CONTRACTS OUTSTANDING at 5/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	116	$3,019,287	Jun-12	$434,285

Euro-Bobl 5 yr (Long)	20	3,139,475	Jun-12	29,636

Euro-Bund 10 yr (Long)	25	4,514,154	Jun-12	218,684

Euro-Buxl 30 yr Bond (Long)	8	1,418,118	Jun-12	114,336

Euro-Schatz 2 yr (Long)	30	4,109,942	Jun-12	7,015

Japanese Government Bond
10 yr (Long)	10	18,326,953	Jun-12	213,572

MSCI EAFE Index Mini (Short)	33	2,201,925	Jun-12	348,207

NASDAQ 100 Index
E-Mini (Short)	43	2,170,640	Jun-12	147,730

S&P 500 Index E-Mini (Long)	128	8,378,880	Jun-12	(357,047)

S&P Mid Cap 400 Index
E-Mini (Short)	7	647,360	Jun-12	23,461

U.K. Gilt 10 yr (Long)	14	2,602,162	Sep-12	45,044

U.S. Treasury Bond 30 yr (Long)	25	3,742,969	Sep-12	64,210

U.S. Treasury Note 10 yr (Long)	8	1,071,500	Sep-12	9,172

U.S. Treasury Note 5 yr (Long)	27	3,353,063	Sep-12	11,761

U.S. Treasury Note 2 yr (Long)	28	6,171,375	Sep-12	3,384

Total				$1,313,450

WRITTEN OPTIONS OUTSTANDING at 5/31/12 (premiums received $436,394)

	Contract	Expiration date/
	amount	strike price	Value

Herbalife, Ltd. (Call)	2,983	Aug-12/$62.50	$2,447

SPDR S&P 500 ETF Trust (Call)	191,497	Jun-12/136.00	72,927

SPDR S&P 500 ETF Trust (Put)	30,279	May-13/90.00	84,819

SPDR S&P 500 ETF Trust (Put)	14,706	Apr-13/100.00	55,893

SPDR S&P 500 ETF Trust (Put)	9,176	Mar-13/100.00	30,797

SPDR S&P 500 ETF Trust (Put)	5,350	Mar-13/100.00	17,956

SPDR S&P 500 ETF Trust (Put)	12,741	Feb-13/100.00	37,339

SPDR S&P 500 ETF Trust (Put)	1,785	Feb-13/100.00	5,231

SPDR S&P 500 ETF Trust (Put)	9,562	Jan-13/95.00	19,727

SPDR S&P 500 ETF Trust (Put)	4,963	Jan-13/95.00	10,261

SPDR S&P 500 ETF Trust (Put)	14,525	Dec-12/85.00	15,528

SPDR S&P 500 ETF Trust (Put)	10,578	Nov-12/85.00	8,194

SPDR S&P 500 ETF Trust (Put)	3,944	Nov-12/85.00	2,984

SPDR S&P 500 ETF Trust (Put)	9,176	Sep-12/113.00	19,956

SPDR S&P 500 ETF Trust (Put)	5,350	Sep-12/113.00	11,635

SPDR S&P 500 ETF Trust (Put)	12,741	Aug-12/110.00	14,229

SPDR S&P 500 ETF Trust (Put)	1,785	Aug-12/110.00	1,994

SPDR S&P 500 ETF Trust (Put)	14,525	Jul-12/105.00	5,111

SPDR S&P 500 ETF Trust (Put)	14,525	Jun-12/95.00	209

Total			$417,237

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/12

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$16,497,000	5/2/22	3 month USD-
		LIBOR-BBA	2.0425%	$482,160

3,370,000	3/23/22	3 month USD-
		LIBOR-BBA	2.388%	216,181

Credit Suisse International
380,000	5/8/22	3 month USD-
		LIBOR-BBA	2.05125%	11,267

5,300,000	5/15/14	3 month USD-
		LIBOR-BBA	0.598%	(1,668)

5,600,000	5/15/17	3 month USD-
		LIBOR-BBA	1.101%	29,002

2,000,000	5/15/42	3 month USD-
		LIBOR-BBA	2.7545	153,588

2,311,000	4/13/22	3 month USD-
		LIBOR-BBA	2.133%	89,935

Deutsche Bank AG
1,358,000	3/05/22	2.133%	3 month USD-
			LIBOR-BBA	(56,143)

JPMorgan Chase Bank NA
1,180,000	3/26/22	3 month USD-
		LIBOR-BBA	2.3245%	68,364

13,000,000	4/4/22	3 month USD-
		LIBOR-BBA	2.2725%	683,200

Total				$1,675,886

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/12

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$3,800,000	9/21/21	(2.305%)	USA Non Revised	$46,246
				Consumer Price
				Index-Urban (CPI-U)

baskets	17,257	3/14/13	(3 month USD-	A basket	(112,106)
			LIBOR-BBA plus	(MLTRFCF)
			0.10%)	of common stocks

baskets	11,812	3/14/13	(3 month USD-	A basket	(76,770)
			LIBOR-BBA)	(MLTRFCF)
				of common stocks

baskets	51,592	3/14/13	(3 month USD-	A basket	(334,767)
			LIBOR-BBA)	(MLTRFCF)
				of common stocks

units	450	3/14/13	3 month USD-	Russell 1000	102,660
			LIBOR-BBA	Total Return Index
			minus 0.09%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A. cont.
units	308	3/14/13	(3 month USD-	Russell 1000	$71,005
			LIBOR-BBA)	Total Return Index

units	1,330	4/5/13	(3 month USD-	Russell 1000	356,196
			LIBOR-BBA	Total Return Index
			minus 0.39%)

Citibank, N.A.
	$679,000	12/20/21	2.22%	USA Non Revised	(15,184)
				Consumer Price
				Index-Urban (CPI-U)

	921,000	12/23/21	2.345%	USA Non Revised	(8,967)
				Consumer Price
				Index-Urban (CPI-U)

baskets	12	2/13/13	(3 month USD-	A basket	(14,117)
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

baskets	29	2/13/13	(3 month USD-	A basket	(34,258)
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

units	258	2/13/13	3 month USD-	Russell 1000	19,940
			LIBOR-BBA	Total Return Index
			minus 0.15%

units	677	2/13/13	(3 month USD-	Russell 1000	52,323
			LIBOR-BBA)	Total Return Index

Credit Suisse International
	$1,900,000	5/8/22	(2.60%)	USA Non Revised	(27,301)
				Consumer Price
				Index-Urban (CPI-U)

	200,000	10/7/21	2.22%	USA Non Revised	(4,204)
				Consumer Price
				Index-Urban (CPI-U)

	1,200,000	3/7/22	(2.58%)	USA Non Revised	(12,672)
				Consumer Price
				Index-Urban (CPI-U)

	600,000	12/7/21	(2.385%)	USA Non Revised	2,197
				Consumer Price
				Index-Urban (CPI-U)

shares	7,060	2/8/13	(3 month USD-	Vanguard Index	(43,999)
			LIBOR-BBA	Funds — MSCI
			minus 0.175%)	Emerging Markets ETF

shares	18,583	9/19/12	(3 month USD-	Vanguard Index	(115,811)
			LIBOR-BBA	Funds — MSCI
			minus 0.10%)	Emerging Markets ETF

shares	6,269	9/19/12	(3 month USD-	Vanguard Index	(16,409)
			LIBOR-BBA	Funds — MSCI
			minus 0.175%)	Emerging Markets ETF

shares	11,900	9/19/12	(3 month USD-	Vanguard Index	(74,162)
			LIBOR-BBA)	Funds — MSCI
				Emerging Markets ETF

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
shares	5,340	9/19/12	(3 month USD-	Vanguard Index	$(33,280)
			LIBOR-BBA)	Funds — MSCI
				Emerging Markets ETF

shares	94,529	7/2/13	(3 month USD-	Vanguard Index	(509,756)
			LIBOR-BBA	Funds — MSCI
			plus 0.10%)	Emerging Markets ETF

Deutsche Bank AG
	$500,000	11/7/21	(2.43%)	USA Non Revised	(1,208)
				Consumer Price
				Index Urban (CPI-U)

JPMorgan Chase Bank NA
	600,000	1/9/22	2.41%	USA Non Revised	2,524
				Consumer Price
				Index-Urban (CPI-U)

	600,000	2/9/22	(2.65%)	USA Non Revised	(11,334)
				Consumer Price
				Index-Urban (CPI-U)

	13,000,000	4/4/22	(2.6975%)	USA Non Revised	(315,666)
				Consumer Price
				Index-Urban (CPI-U)

Total					$(1,108,880)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX EM Series 16
Index	Ba1/P	$(16,800)	$200,000	12/20/16	500 bp	$(326)

DJ CDX EM Series 16
Index	Ba1/P	(10,450)	100,000	12/20/16	500 bp	(2,213)

DJ CDX EM Series 16
Index	Ba1/P	(9,600)	100,000	12/20/16	500 bp	(1,363)

DJ CDX EM Series 17
Index	BB+/P	(12,420)	115,000	6/20/17	500 bp	(3,473)

DJ CDX EM Series 17
Index	BB+/P	(12,363)	115,000	6/20/17	500 bp	(3,416)

DJ CDX EM Series 17
Index	BB+/P	(6,860)	70,000	6/20/17	500 bp	(1,443)

DJ CDX EM Series 17
Index	BB+/P	(529,760)	4,300,000	6/20/17	500 bp	(171,938)

DJ CDX NA HY Series
18 Index	B+/P	140,663	3,630,000	6/20/17	500 bp	(104,290)

DJ CDX NA HY Series
18 Index	B+/P	149,548	5,697,000	6/20/17	500 bp	(205,611)

DJ CDX NA IG Series
17 Index	BBB+/P	1,980	200,000	12/20/16	100 bp	1,084

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC cont.
DJ CDX NA IG Series
17 Index	BBB+/P	$653	60,000	12/20/16	100 bp	$384

DJ CDX NA IG Series
18 Index	BBB+/P	(508)	260,000	6/20/17	100 bp	(3,127)

Credit Suisse International
DJ CDX NA HY Series
18 Index	B+/P	70,000	2,000,000	6/20/17	500 bp	(54,960)

DJ CDX NA IG Series
17 Index	BBB+/P	4,656	285,000	12/20/16	100 bp	3,378

Deutsche Bank AG
DJ CDX EM Series 15
Index	Ba1/P	(58,800)	700,000	6/20/16	500 bp	(3,406)

DJ CDX EM Series 16
Index	Ba1/P	(22,000)	200,000	12/20/16	500 bp	(5,526)

DJ CDX EM Series 16
Index	BB+/P	(45,720)	400,000	12/20/16	500 bp	(12,772)

DJ CDX NA HY Series
18 Index	B+/P	84,000	3,200,000	6/20/17	500 bp	(115,491)

DJ CDX NA IG Series
17 Index	BBB+/P	560	60,000	12/20/16	100 bp	291

DJ CDX NA IG Series
17 Index	BBB+/P	(570)	245,000	12/20/16	100 bp	(1,668)

DJ CDX NA IG Series
18 Index	BBB+/P	(12,391)	2,500,000	6/20/17	100 bp	(35,419)

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	74,156	2,825,000	6/20/17	500 bp	(101,957)

DJ CDX NA HY Series
18 Index	B+/P	843,750	25,000,000	6/20/17	500 bp	(732,139)

Total						$(1,555,401)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,321,507	$870,407	$—

Capital goods	1,886,797	374,792	—

Communication services	982,593	584,584	—

Conglomerates	528,380	67,898	—

Consumer cyclicals	4,552,155	645,161	—

Consumer staples	4,282,803	910,538	—

Energy	2,578,250	1,007,945	—

Financials	8,564,878	1,260,254	—

Government	13,124	—	—

Health care	3,713,504	1,162,533	—

Technology	7,961,447	173,213	—

Transportation	874,287	33,576	—

Utilities and power	996,524	334,030	—

Total common stocks	38,256,249	7,424,931	—

Commodity linked notes	—	2,947,787	—

Investment companies	269,473	—	—

Purchased options outstanding	—	703,975	—

Short-term investments	58,202,468	24,014,075	—

Totals by level	$96,728,190	$35,090,768	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(245,702)	$—

Futures contracts	1,313,450	—	—

Written options	—	(417,237)	—

Interest rate swap contracts	—	1,675,886	—

Total return swap contracts	—	(1,108,880)	—

Credit default contracts	—	(2,187,125)	—

Totals by level	$1,313,450	$(2,283,058)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/12

ASSETS

Investment in securities, at value, including $68,380 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $77,676,711)	$74,017,490
Affiliated issuers (identified cost $57,801,468) (Notes 1 and 7)	57,801,468

Foreign currency (cost $770) (Note 1)	770

Dividends, interest and other receivables	233,918

Receivable for shares of the fund sold	613,833

Receivable for investments sold	196,569

Unrealized appreciation on swap contracts (Note 1)	2,391,925

Receivable for variation margin (Note 1)	115,004

Unrealized appreciation on forward currency contracts (Note 1)	289,400

Receivable from Manager (Note 2)	18,061

Premium paid on swap contracts (Note 1)	738,242

Unamortized offering costs (Note 1)	45,881

Total assets	136,462,561

LIABILITIES

Payable to custodian	813

Payable for investments purchased	123,628

Payable for shares of the fund repurchased	2,135,068

Payable for investor servicing fees (Note 2)	37,261

Payable for custodian fees (Note 2)	60,604

Payable for Trustee compensation and expenses (Note 2)	351

Payable for administrative services (Note 2)	196

Payable for distribution fees (Note 2)	18,631

Payable for offering costs (Note 1)	153,638

Unrealized depreciation on forward currency contracts (Note 1)	535,102

Written options outstanding, at value (premiums received $436,394) (Notes 1 and 3)	417,237

Premium received on swap contracts (Note 1)	1,369,966

Unrealized depreciation on swap contracts (Note 1)	3,380,320

Collateral on securities loaned, at value (Note 1)	69,000

Collateral on certain derivative contracts, at value (Note 1)	470,000

Other accrued expenses	102,754

Total liabilities	8,874,569

Net assets	$127,587,992

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$129,679,336

Undistributed net investment income (Note 1)	202,058

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,268,028

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,561,430)

Total — Representing net assets applicable to capital shares outstanding	$127,587,992

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($38,666,435 divided by 3,776,263 shares)	$10.24

Offering price per class A share (100/94.25 of $10.24)*	$10.86

Net asset value and offering price per class B share ($727,116 divided by 71,274 shares)**	$10.20

Net asset value and offering price per class C share ($3,151,291 divided by 309,216 shares)**	$10.19

Net asset value and redemption price per class M share ($363,275 divided by 35,570 shares)	$10.21

Offering price per class M share (100/96.50 of $10.21)*	$10.58

Net asset value, offering price and redemption price per class R share
($102,289 divided by 10,000 shares)	$10.23

Net asset value, offering price and redemption price per class Y share
($84,577,586 divided by 8,245,508 shares)	$10.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 9/19/11 (commencement of operations) to 5/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $19,924)	$389,292

Interest (including interest income of $16,523 from investments in affiliated issuers) (Note 7)	24,242

Securities lending (Note 1)	165

Total investment income	413,699

EXPENSES

Compensation of Manager (Note 2)	313,407

Investor servicing fees (Note 2)	61,826

Custodian fees (Note 2)	99,956

Trustee compensation and expenses (Note 2)	1,494

Administrative services (Note 2)	790

Distribution fees — Class A (Note 2)	41,837

Distribution fees — Class B (Note 2)	2,202

Distribution fees — Class C (Note 2)	9,113

Distribution fees — Class M (Note 2)	1,559

Distribution fees — Class R (Note 2)	357

Amortization of offering costs (Note 1)	107,757

Auditing	76,713

Other	36,513

Fees waived and reimbursed by Manager (Note 2)	(300,892)

Total expenses	452,632

Expense reduction (Note 2)	(109)

Net expenses	452,523

Net investment loss	(38,824)

Net realized gain on investments (Notes 1 and 3)	140,207

Net realized gain on swap contracts (Note 1)	657,637

Net realized gain on futures contracts (Note 1)	867,123

Net realized gain on foreign currency transactions (Note 1)	28,859

Net realized gain on written options (Notes 1 and 3)	91,209

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(246,421)

Net unrealized depreciation of investments, futures contracts, swap contracts, and written
options during the year	(3,315,009)

Net loss on investments	(1,776,395)

Net decrease in net assets resulting from operations	$(1,815,219)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

For the period 9/19/11
(commencement of
INCREASE IN NET ASSETS	operations) to 5/31/12

Operations:
Net investment loss	$(38,824)

Net realized gain on investments and foreign currency transactions	1,785,035

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(3,561,430)

Net decrease in net assets resulting from operations	(1,815,219)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(161,991)

Class B	(1,006)

Class C	(4,876)

Class M	(2,469)

Class R	(807)

Class Y	(15,416)

Net realized short-term gain on investments

Class A	(77,866)

Class B	(593)

Class C	(2,362)

Class M	(1,294)

Class R	(423)

Class Y	(7,022)

Increase from capital share transactions (Note 4)	114,679,336

Total increase in net assets	112,587,992

NET ASSETS

Beginning of period (Note 6)	15,000,000

End of period (including undistributed net investment income of $202,058)	$127,587,992

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2012†	$10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	$10.24	3.77*	$38,666	.98*	(.22)*	41*

Class B
May 31, 2012†	$10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	$10.20	3.19*	$727	1.50*	(.68)*	41*

Class C
May 31, 2012†	$10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	$10.19	3.21*	$3,151	1.50*	(.66)*	41*

Class M
May 31, 2012†	$10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	$10.21	3.39*	$363	1.33*	(.60)*	41*

Class R
May 31, 2012†	$10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	$10.23	3.59*	$102	1.15*	(.45)*	41*

Class Y
May 31, 2012†	$10.00	.01	.38	.39	(.09)	(.04)	(.13)	$10.26	4.02*	$84,578	.80*	.11*	41*

* Not annualized

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2012	0.61%

The accompanying notes are an integral part of these financial statements.

48	49

Notes to financial statements 5/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 19, 2011 (commencement of operations) through May 31, 2012.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities of corporate or government issuers without constraint as to maturity or credit quality (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class A, class B, class C, class M, class R and class Y shares on September 19, 2011. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective July 2, 2012, the fund began offering class R5 and class R6 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio return, to enhance returns on securities owned, and to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 100,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 240 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $11,500,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $23,500,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $26,800,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $23,600,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,395,983 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,878,422.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $68,380 and the fund received cash collateral of $69,000.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit Effective January 2012, the fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,282,066 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2012 and May 31, 2012, and (ii) specified ordinary losses recognized during the period between November 1, 2011 and May 31, 2012), to its fiscal year ending May 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, late year loss deferrals, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, income on swap contracts and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $427,447 to decrease distributions in excess of net investment income and $427,447 to decrease to accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,393,208
Unrealized depreciation	(5,089,422)

Net unrealized depreciation	(3,696,214)
Undistributed short-term gain	973,694
Undistributed long-term gain	627,264
Late year ordinary loss	(2,282,066)
Cost for federal income tax purposes	$135,515,172

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $153,638 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,
1.000%	of the next $5 billion,
0.950%	of the next $10 billion,
0.900%	of the next $10 billion,
0.850%	of the next $50 billion,
0.830%	of the next $50 billion,
0.820%	of the next $100 billion and
0.815%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $47,011 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $253,881 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective July 2, 2012, class R5 shares will pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective July 2, 2012, class R6 shares will pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $96 under the expense offset arrangements and by $13 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $35, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,482 and $4 from the sale of class A and class M shares, respectively, and received $45 and $200 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $59,892,440 and $7,551,299, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	939,180	699,452
Options exercised	—	—
Options expired	(458,016)	(201,589)
Options closed	(110,973)	(61,469)

Written options outstanding at the
end of the reporting period	370,191	$436,394

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/19/11
	(commencement of operations) to 5/31/12

Class A	Shares	Amount

Shares sold	2,881,028	$29,872,014

Shares issued in connection with reinvestment of distributions	4,632	45,158

	2,885,660	29,917,172

Shares repurchased	(559,397)	(5,816,748)

Net increase	2,326,263	$24,100,424

	For the period 9/19/11
	(commencement of operations) to 5/31/12

Class B	Shares	Amount

Shares sold	64,417	$666,891

Shares issued in connection with reinvestment of distributions	47	459

	64,464	667,350

Shares repurchased	(3,190)	(32,489)

Net increase	61,274	$634,861

	For the period 9/19/11
	(commencement of operations) to 5/31/12

Class C	Shares	Amount

Shares sold	304,942	$3,146,929

Shares issued in connection with reinvestment of distributions	615	5,988

	305,557	3,152,917

Shares repurchased	(6,341)	(65,420)

Net increase	299,216	$3,087,497

	For the period 9/19/11
	(commencement of operations) to 5/31/12

Class M	Shares	Amount

Shares sold	25,314	$257,414

Shares issued in connection with reinvestment of distributions	260	2,533

	25,574	259,947

Shares repurchased	(4)	(45)

Net increase	25,570	$259,902

	For the period 9/19/11
	(commencement of operations) to 5/31/12

Class Y	Shares	Amount

Shares sold	9,160,766	$96,224,452

Shares issued in connection with reinvestment of distributions	936	9,126

	9,161,702	96,233,578

Shares repurchased	(926,194)	(9,636,926)

Net increase	8,235,508	$86,596,652

Class R had no capital shares transactions other than the initial capitalization (Note 6).

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the
	Shares owned	Percentage of ownership	reporting period

Class A	1,375,440	36.42%	$14,084,506

Class B	10,000	14.03	102,000

Class C	10,000	3.23	101,900

Class M	10,000	28.11	102,100

Class R	10,000	100.00	102,300

Class Y	10,000	0.12	102,600

At the close of the reporting period, a shareholder owned 57.06% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$518,897	Payables	$2,706,022

Foreign exchange
contracts	Receivables	289,400	Payables	535,102

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,259,782*	Unrealized depreciation	2,139,719*

	Receivables, Net
	assets — Unrealized
Interest rate contracts	appreciation	2,501,478*	Payables	454,347

Total		$5,569,557		$5,835,190

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$628,730	$628,730

Foreign exchange
contracts	—	—	11,685	—	$11,685

Equity contracts	(6,321)	(196,212)	—	(114,133)	$(316,666)

Interest rate contracts	—	1,063,335	—	143,040	$1,206,375

Total	$(6,321)	$867,123	$11,685	$657,637	$1,530,124

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,555,401)	$(1,555,401)

Foreign exchange
contracts	—	—	(245,702)	—	$(245,702)

Equity contracts	38,585	596,636	—	(763,311)	$(128,090)

Interest rate contracts	—	716,814	—	1,330,317	$2,047,131

Total	$38,585	$1,313,450	$(245,702)	$(988,395)	$117,938

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 19, 2011. Prior to September 19, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$14,500,000	1,450,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $16,523 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $126,303,369 and $68,570,901, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $627,264 as a capital gain dividend with respect to the taxable year ended May 31, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 11.23% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 28.01%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Ravi Akhoury Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Elizabeth T. Kennan Born 1938, Trustee from 1992 to 2010 and since 2012

Principal occupations during the past five years: Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.

Other directorships: Former Chairman and now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system

Kenneth R. Leibler Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer, and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk, and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President and Treasurer
Robert R. Leveille (Born 1969)	Since 2010
Vice President and Chief Compliance Officer	Manager of Finance, Dunkin’ Brands (2008–
Since 2007	2010); Senior Financial Analyst, Old Mutual Asset
Chief Compliance Officer, Putnam Investments,	Management (2007–2008); Senior Financial
Putnam Management, and Putnam Retail	Analyst, Putnam Investments (1999–2007)
Management
Nancy E. Florek (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President, Assistant Clerk, Assistant
Vice President and BSA Compliance Officer	Treasurer, and Proxy Manager
Since 2002	Since 2000
Director of Operational Compliance,
Putnam Investments and Putnam	Susan G. Malloy (Born 1957)
Retail Management	Vice President and Assistant Treasurer
Since 2007
Director of Accounting & Control Services,
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk, and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive Officer,	Michael Higgins
Custodian	and Compliance Liaison	Vice President and Treasurer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Assistant Clerk,
Legal Counsel	Principal Financial Officer	Assistant Treasurer, and
Ropes & Gray LLP		Proxy Manager
Janet C. Smith
Independent Registered	Vice President,	Susan G. Malloy
Public Accounting Firm	Assistant Treasurer, and	Vice President and
KPMG LLP	Principal Accounting Officer	Assistant Treasurer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN735
275008 7/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2012 *	$70,513	$--	$4,500	$--

*For the period September 19, 2011 (commencement of operations) to May 31, 2012.

For the fiscal year ended May 31, 2012 , the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,500 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31,2012 *	$ --	$ --	$ --	$ --

*For the period September 19, 2011 (commencement of operations) to May 31, 2012.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: July 27, 2012

By: (Signature and Title):

/s/Steven D. Krichmar

Steven D. Krichmar

Principal Financial Officer

Date: July 27, 2012